PAGE 1

          Prospectus for the T. Rowe Price Spectrum Fund, Inc., dated May 1, 1995 should be inserted here.



-------------------------------------------------------------------------------
                                 T. Rowe Price

                                 SPECTRUM FUNDS

                                   Prospectus
-------------------------------------------------------------------------------
                                 T. Rowe Price
                              Spectrum Fund, Inc.
                                  May 1, 1995

       PROSPECTUS & IRA PLAN DISCLOSURE STATEMENT AND CUSTODIAL AGREEMENT

                              To Open an Account:
                               Investor Services
                                 1-800-638-5660
                             547-2308 in Baltimore

                                Yields & Prices:
                          Tele*AccessRegistration Mark
                            24 hours, 7 days a week
                                 1-800-638-2587
                             625-7676 in Baltimore

                               Existing Account:
                              Shareholder Services
                                 1-800-225-5132
                             625-6500 in Baltimore
                               Investor Centers:
                            101 East Lombard Street
                                  First Floor
                              Baltimore, Maryland
                                Farragut Square
                                  First Floor
                              900 17th Street, NW
                                 Washington, DC

                         T. Rowe Price Financial Center
                                  First Floor
                            10090 Red Run Boulevard
                             Owings Mills, Maryland
                                   ARCO Tower
                                   31st Floor
                            515 South Flower Street
                            Los Angeles, California

-----------------------------
SPECTRUM FUNDS
=============================


Investment Summary

     The T. Rowe Price Spectrum Fund, Inc. is composed of two separate funds with distinct investment objectives and programs. Each seeks to achieve its objective by investing in a number of other T. Rowe Price mutual funds. The funds are designed to meet long-term investment needs particularly of investors participating in tax-deferred retirement plans.


     Spectrum Income Fund seeks a high level of current income consistent with moderate price fluctuation by investing primarily in a diversified group of T. Rowe Price mutual funds which, in turn, invest principally in fixed income securities.

-----------------------------
Prospectus
May 1, 1995
T. Rowe Price
Spectrum Funds
=============================


     Spectrum Growth Fund seeks long-term growth of capital and growth of income by investing primarily in a diversified group of T. Rowe Price mutual funds which invest principally in equity securities. Current income is a secondary objective.

-----------------------------
Table of Contents

Fund Information
Investment Objectives and
  Programs
Summary of Funds' Fees
  and Expenses
Financial Highlights
Description of Underlying
  Price Funds
Special Risks and
  Considerations
Investment Policies
Investment Policies of
  Underlying Price Funds
Performance Information
Capital Stock
NAV, Pricing, and
  Effective Date
Receiving Your Proceeds
Dividends and
  Distributions
Taxes
Management of the Fund
Management Fee
Expenses
How to Invest
Shareholder Services
Conditions of Your
  Purchase
Account Requirements and
  Transaction Information
Opening a New Account
Purchasing Additional
  Shares
Exchanging and Redeeming
  Shares
=============================


T. Rowe Price

     100% No Load. The funds have no sales charges, no redemption fees and no 12b-1 fees. 100% of your investment is credited to your account.

     Services. T. Rowe Price provides easy access to your money through checkwriting (Income Fund only), bank wires, or telephone redemptions and offers easy exchange to other T. Rowe Price funds.

     T. Rowe Price Associates, Inc. (T. Rowe Price) was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 1994, the firm and its affiliates managed over $57 billion of assets for over three million individual and institutional investor accounts.


     This prospectus contains information you should know about the funds before you invest. Please keep it for future reference. A Statement of Additional Information for the funds (dated May 1, 1995) has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. It is available at no charge by calling: 1-800-638-5660.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-----------------------------
INVESTMENT OBJECTIVES AND
PROGRAMS
=============================


     Each fund offers investors a professionally-managed investment program by purchasing shares in existing T. Rowe Price mutual funds (the underlying Price funds), which are managed by T. Rowe Price or Rowe Price-Fleming International, Inc. (Price-Fleming). Shares of the funds are available to investors participating in tax-advantaged retirement accounts and to others investing for long-term purposes.

-----------------------------
The funds offer
professionally-managed
allocation of assets among
other Price funds.
=============================


     Each fund will allocate its assets among the underlying Price funds according to T. Rowe Price's outlook for the economy, financial markets, and relative market valuation of the underlying Price funds. T. Rowe Price may vary the allocation within the ranges specified in each fund's investment program. The funds will not purchase shares of any underlying Price fund if, as a result of the purchase, they would own in total more than 15% of an underlying Price fund's outstanding voting shares. The fund has applied to the Securities and Exchange Commission for permission to raise this limit to 30%. If the request is granted, the funds could own in the aggregate up to 30% of an underlying Price fund's outstanding voting securities.

     The funds will invest their assets in the following underlying Price funds within the ranges indicated below.

-------------------------------------------------------------------------------------------------------
                           Investment                                                Investment
 Spectrum               Range (Percent               Spectrum Range                (Percent Income
   Fund              of Income Fund Assets)            Growth Fund              of Growth Fund Assets)
-------------------------------------------------------------------------------------------------------


Short-Term Bond Fund           0-15%              Prime Reserve Fund                  0-25%
GNMA Fund                      5-20%              Equity Income Fund                  5-20%
International Bond Fund        5-20%              Growth & Income Fund                5-20%
Equity Income Fund            10-25%              International Stock Fund            5-20%
High Yield Fund               10-25%              New Era Fund                       10-25%
Prime Reserve Fund             5-30%              New Horizons Fund                  10-25%
New Income Fund               15-30%              Growth Stock Fund                  15-30%

--------------------------------------------------------------------------------------------------------
               Characteristics of Underlying Price Funds
--------------------------------------------------------------------------------------------------------


Prime Reserve Fund                                               --Stability
High Yield Fund                                                  --Aggressive income
GNMA Fund, International Bond Fund, New Income Fund              --Income
Short-Term Bond Fund                                             --Conservative income
New Horizons Fund                                                --Aggressive growth
Equity Income Fund, Growth & Income Fund                         --Growth and income
International Stock Fund, New Era Fund, Growth Stock Fund        --Growth


-----------------------------
No fund should be used for
short-term trading purposes.
=============================


     Each fund's share price will fluctuate with changing market conditions, and the value of the underlying Price funds in which it invests will also fluctuate; when you sell your shares you may lose money. The fund or funds you select should reflect your individual investment goals, but should not represent your complete investment program. The funds cannot guarantee they will achieve their investment objectives.


     Spectrum Income Fund's investment objective is to seek a high level of current income consistent with moderate price fluctuation by investing primarily in a diversified group of underlying Price funds which, in turn, invest principally in fixed-income securities.

-----------------------------
Investing in a diversified
pool of mutual funds should
help to reduce the volatility
normally associated with
investments in an individual
fund.
=============================

     The fund's net asset value per share will fluctuate principally in response to changes in interest rate levels. A decline in interest rates can be expected to cause the fund's value to increase, and conversely, an increase in rates can be expected to cause the value of the fund to decline. The fund's sensitivity to domestic interest rates is reduced by its investment in the Equity Income Fund, which invests primarily in dividend-paying common stocks of established companies, and the International Bond Fund, which invests primarily in non-U.S. dollar-denominated fixed-income securities.


     Spectrum Growth Fund's investment objectives are to seek long-term growth of capital and growth of income by investing primarily in a diversified group of underlying Price funds which, in turn, invest principally in equity securities. Current income is a secondary objective.

     The fund's net asset value per share will fluctuate, principally in response to changes in the equity markets. The fund's return is diversified by its investment in underlying Price funds which invest in traditional growth companies, small aggressive growth stocks, growth and income stocks, and international stocks.

     Please see pages 5-11 for a complete description of the underlying Price funds; pages 13-14 for other investment policies; and pages 28-31 for information on how to purchase, exchange and redeem shares of the funds. The funds are 100% no-load. You pay no fees to purchase, exchange or redeem shares, nor any ongoing marketing (12b-1) expenses. Lower expenses benefit you by increasing your investment return from a fund.


-----------------------------
SUMMARY OF FUNDS' FEES AND
EXPENSES
=============================

     Shown below are all expenses and fees each fund incurred during its fiscal year. More information about these expenses may be found below and under Management Fee and Expenses and in the Statement of Additional Information under Management Fees of Underlying Price Funds.

-----------------------------
The funds will indirectly bear
their pro rata share of the
expenses of the underlying
Price funds.
=============================


                                            Income   Growth
                                             Fund     Fund
                                             _____    _____
Shareholder Transaction Expenses
Sales load "charge" on purchases              None    None
Sales load "charge" on reinvested dividends   None    None
Redemption fees                               None    None
Exchange fees                                 None    None

Annual Fund Expenses
Management fee                                None    None
Distribution fees (12b-1)                     None    None
Total other (Shareholder servicing,
         custodial, auditing, etc.)           None    None
                                             _____    _____
Total fund expenses                           None    None

     Note: The funds charge a $5 fee for wire redemptions under $5,000, subject to change without notice.


     The income and growth funds will operate at a zero expense level (see Expenses, page 24 for an explanation of the Special Servicing Agreement). However, the funds will indirectly bear their pro rata share of fees and expenses incurred by the underlying Price funds and the investment returns of the funds will be net of the expenses of the underlying Price funds. The following chart provides the expense ratios for each of the underlying Price funds in which the income and growth funds will invest (based on information as of December 31, 1994). Where applicable, expense ratios are restated to reflect current fees.

-------------------------------------------------------------------------------
                                                       Expense
                                                        Ratio
-------------------------------------------------------------------------------
Spectrum Income Fund

  Prime Reserve Fund                                     0.69%
  Equity Income Fund                                     0.88
  Short-Term Bond Fund                                   0.80
  International Bond Fund                                0.98
  GNMA Fund                                              0.76
  High Yield Fund                                        0.88
  New Income Fund                                        0.78

Spectrum Growth Fund

  Prime Reserve Fund                                     0.69%
  Equity Income Fund                                     0.88
  Growth & Income Fund                                   0.81
  International Stock Fund                               0.92
  New Era Fund                                           0.80
  New Horizons Fund                                      0.93
  Growth Stock Fund                                      0.81


     Based on the foregoing, the range of the average weighted expense ratio for the Income Fund is expected to be 0.78% to 0.87% and for the Growth Fund 0.80% to 0.88%. A range is provided since the average assets of the income and growth funds invested in each of the underlying Price funds will fluctuate.


     Using the midpoint of the above ranges, the following example illustrates the expenses you would incur on a $1,000 investment, assuming the funds return 5% annually, expense ratios as listed above remain, and you close your account at the end of the time periods shown. For example, expenses for the first year in the Income Fund would be $9.


-----------------------------
The table below is just an
example; actual expenses can
be higher or lower than those
shown.
=============================

-------------------------------------------------------------------------------
   Fund             1 Year     3 Years     5 Years   10 Years
-------------------------------------------------------------------------------
Income Fund            $8        $26         $46      $103
Growth Fund            $9        $27         $47      $104

-----------------------------
FINANCIAL HIGHLIGHTS
=============================

     The following table provides information about each fund's financial history. It is based on a single share outstanding throughout each fiscal year. The table is part of the each funds financial statements which are included in the funds' annual report and incorporated by reference into the Statement of Additional Information. This document is available to shareholders upon request. The financial statements in the annual report have been audited by Price
Waterhouse LLP, independent accountants, whose unqualified report covers the periods shown.


------------------------------------------------------------------------------------------------------------------------------------
                                                Investment Activities                                  Distributions
                                 ---------------------------------------------------       ----------------------------------------
                 Net Asset           Net           Net Realized and       Total from           Net          Net
Year Ended,   Value, Beginning    Investment    Unrealized Gain (Loss)    Investment       Investment     Realized        Total
December 31       of Year        Income (Loss)      on Investments        Activities         Income         Gain      Distributions
------------------------------------------------------------------------------------------------------------------------------------


Income Fund
1990(a)           $10.00            $0.44              $(0.18)             $0.26             $(0.44)       $(0.05)       $(0.49)
1991                9.77             0.82                1.03               1.85              (0.83)        (0.06)        (0.89)
1992               10.73             0.76                0.05               0.81              (0.76)        (0.08)        (0.84)
1993               10.70             0.69                0.60               1.29              (0.69)        (0.19)        (0.88)
1994               11.11             0.69               (0.90)             (0.21)             (0.69)        (0.10)        (0.79)

Growth Fund
1990(a)            10.00             0.20               (1.21)              (1.01)            (0.19)        (0.28)        (0.47)
1991                8.52             0.21                2.33                2.54             (0.21)        (0.32)        (0.53)
1992               10.53             0.20                0.56                0.76             (0.20)        (0.55)        (0.75)
1993               10.54             0.16                2.05                2.21             (0.16)        (0.72)        (0.88)
1994               11.87             0.17               (0.01)               0.16             (0.17)        (0.73)        (0.90)

------------------------------------------------------------------------------------------------------------------------------------
                                                                  End of Period
              ---------------------------------------------------------------------------------------------------------------------
                Net Asset           Total Return                              Ratio of             Ratio of Net           Portfolio
Year Ended,       Value,        (Includes Reinvested    Net Assets      Expenses to Average     Investment Income to      Turnover
December 31    End of Period         Dividends)        ($ Thousands)        Net Assets           Average Net Assets         Rate
------------------------------------------------------------------------------------------------------------------------------------

Income Fund
1990(a)           $ 9.77               2.7%               $ 40,082            0.00%(b)                  9.58%(b)          36.9%(b)
1991               10.73              19.6%                147,859            0.00%                     8.03%             18.8%
1992               10.70               7.8%                376,435            0.00%                     7.10%             14.2%
1993               11.11              12.4%                587,931            0.00%                     6.19%             14.4%
1994               10.11              (1.9%)               624,940            0.00%                     6.48%             23.1%

Growth Fund
1990(a)             8.52              (10.1)%               35,387            0.00%(b)                  4.50%(b)          33.4%(b)
1991               10.53               29.9%               148,661            0.00%                     2.77%             14.6%
1992               10.54                7.2%               355,134            0.00%                     2.15%              7.9%
1993               11.87               21.0%               584,876            0.00%                     1.57%              7.0%
1994               11.13                1.4%               879,366            0.00%                     1.60%             20.7%

(a)  For the period June 29, 1990 (commencement of operations) to December 31, 1990.
(b)  Annualized.

-----------------------------
DESCRIPTION OF UNDERLYING
PRICE FUNDS
=============================


     The following is a brief description of the principal investment programs of the underlying Price funds. Additional investment practices are described in the Special Risks and Considerations section on pages 12-13, the Statement of Additional Information and the prospectuses for each of the funds.


-----------------------------
Underlying Price funds of Both
Income and Growth Funds
=============================

     T. Rowe Price Prime Reserve Fund, Inc. is a money market fund which is managed to maintain a stable share price of $1.00. This policy has been maintained since its inception; however, the $1.00 price is neither insured by the U.S. Government, nor is its yield fixed. The dollar-weighted average maturity of the fund will not exceed 90 days. Since the fund is managed to maintain a constant share price, its total return should be composed entirely of income.

     The objectives of the fund are preservation of capital, liquidity, and, consistent with these objectives, the highest possible current income through investments primarily in high-quality money market securities. To achieve its objectives, the fund invests at least 95% of its total assets in prime money market instruments, that is, securities receiving the highest credit rating assigned by at least two established rating agencies or, if unrated, an equivalent rating as established by T. Rowe Price.

     T. Rowe Price Equity Income Fund's objective is to provide substantial dividend income as well as long-term capital appreciation through investments in common stocks of established companies. Under normal circumstances, the fund will invest at least 65% of total assets in the common stocks of established companies paying above-average dividends. These companies will have favorable prospects for dividend growth and capital appreciation, according to T. Rowe Price. Most of the assets will be invested in U.S. common stocks. However, the fund may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the fund's investment objectives and program. The portfolio manager may also engage in a variety of investment management practices, such as buying and selling futures and options. T. Rowe Price believes that income can be a significant contributor to total return over time, and expects the fund's yield to be above that of the Standard & Poor's 500 Stock Index. The fund will tend to take a "value" approach and invest in stocks and other securities that appear to be undervalued by various measures, such as price/earnings ratios.


-----------------------------
SPECTRUM INCOME FUND
=============================

     Each of the underlying Price funds in the Income Fund seeks the highest level of income consistent with its individual investment program.


     T. Rowe Price Short-Term Bond Fund, Inc.'s objective is to provide a high level of income consistent with minimum fluctuation in principal value and liquidity. The fund will invest in a diversified portfolio of short- and intermediate-term corporate, government, and mortgage debt securities. The fun d may also invest in other types of securities such as bank obligations, collateralized mortgage obligations (CMOs), foreign securities, hybrids, and futures and options. Under normal circumstances, at least 65% of total assets will be invested in short-term bonds. The fund's dollar-weighted average effective maturity will not exceed three years, and the fund will not purchase any security whose effective maturity, average life or tender date measured from the date of settlement, exceeds seven years. Securities purchased by the fund will be rated within the four highest credit categories by at least one established public rating agency (or, if unrated, the T. Rowe Price equivalent).

     T. Rowe Price GNMA Fund's objective is to provide a high level of current income consistent with maximum credit protection and moderate price fluctuation by investing exclusively in securities backed by the full faith and credit of the U.S. Government and instruments involving these securities. The fund invests primarily in mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA), an agency of the Department of Housing and Urban Development (HUD). The GNMA guarantee does not apply in any way to the price of GNMA securities or the fund, both of which will fluctuate with market conditions. The fund can also purchase bills, notes, and bonds issued by the U.S. Treasury as well as related futures; other agency securities backed by the full faith and credit of the U.S. Government, and securities involving GNMAs, such as CMOs and stripped certificates (securities that receive only the interest or principal portion of the underlying mortgage payments).


-----------------------------
Mortgage-backed securities
have a number of special
characteristics
=============================

     Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the fund. This principal is returned to the fund at par. As result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. As a result the actual or "effective" maturity of a mortgage-backed security is virtually always shorter than its stated maturity.

     T. Rowe Price International Bond Fund's objective is to provide high current income and capital appreciation by investing in high-quality, nondollar-denominated government and corporate bonds outside the U.S. The fund also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The fund will invest at least 65% of its assets in high-quality bonds but may invest up to 20% of assets in below investment-grade, high-risk bonds, including bonds in default or those with the lowest rating.

     Price-Fleming bases its investment decisions on fundamental market factors, currency trends, and credit quality. The fund generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the currency risk can be minimized through hedging.

     Although the fund expects to maintain an intermediate to long weighted average maturity, it has no maturity restrictions on the overall portfolio or on individual securities. Normally, the fund does not hedge its foreign currency exposure back to the dollar, nor involve more than 50% of total assets in cross hedging transactions. Therefore, changes in foreign interest rates and currency exchange rates are likely to have a significant impact on total return and the market value of portfolio securities. Such changes provide greater opportunities for capital gains and greater risks of capital loss. Price-Fleming attempts to reduce these risks through diversification among foreign securities and active management of maturities and currency exposures.


     T. Rowe Price High Yield Fund, Inc. has high current income and, secondarily, capital appreciation as its objectives. Under normal conditions, the fund expects to invest at least 80% of its total assets in a widely diversified portfolio of high-yield bonds (so-called "junk" bonds), and income producing convertible securities and preferred stocks. The fund may also invest in a variety of other securities, including foreign securities, pay-in-kind bonds, private placements, bank loans, hybrid instruments, futures and options. The fund's longer average maturity (expected to be in the 8- to 12- year range), makes its price more sensitive to broad changes in interest rate movements than shorter-term bond funds. The portfolio manager buys defaulted bonds only if significant potential for capital appreciation is expected.


-----------------------------
High yield bond investing
involves special risks.
=============================


     This fund is expected to have greater price swings than are associated with most bond funds emphasizing high-quality investments. The major risk factors include:


     Greater credit risk. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings and their bonds are often viewed as speculative investments. High-yield bond issuers are more vulnerable to real or perceived business setbacks and to changes in the economy, such as a recession, that might impair their ability to make timely interest and principal payments. As a result, we rely heavily on our proprietary research when selecting investments.

     Reduced market liquidity. The junk bond market is generally less "liquid" than the market for higher-quality bonds, meaning large purchases or sales of certain issues may cause significant changes in their prices. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities.

     Other factors. The dominant influence on prices of high-quality bonds is changes in interest rate levels, but this is only one of many factors affecting high-yield (junk) bond prices. While better-quality junk bonds will follow the high-grade market to some extent, lower-quality junk bonds are often more sensitive to developments affecting their issuer's underlying fundamentals, such as changes in cash flow. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

     Since high-yield bond mutual funds are a major source of demand in this market, substantially cash flows into and out of these funds can affect high-yield bond prices. If, for example, a significant number of high-yield bond funds were to sell bonds to meet shareholder redemptions, both bond prices and the fund's share price could fall more than underlying fundamentals might justify.

-----------------------------
For more information about an
underlying Price fund, please
call: 1-800-638-5660
1-410-547-2308
=============================

     The High Yield Fund imposes a redemption fee of 1% on all redemptions (including exchanges) of shares held in the fund for less than one year and purchased on or after July 6, 1993. The redemption fee is paid to the High Yield Fund.

     Asset Composition. For the fiscal period ended May 31, 1994, the High Yield Fund's assets (excluding equities and reserves) were invested in the following Standard & Poor's rating categories: AA, 0.2%; BBB, 0.1%; BB, 7.4%; B, 50.2%; CCC, 5.3%; CC, 0.1%; D, 2.0%; Not Rated, 32.4%. T. Rowe Price's assessment of not rated securities is as follows: AAA, 0.2%; BB, 0.7%; B, 17.0%; CCC, 2.1%; CC, 1.2%; C, 0.8%; D, 0.4%. Percentages are computed on a dollar-weighted basis and are an average of 12 monthly calculati ons. T. Rowe Price New Income Fund, Inc.'s objective is to provide the highest level of income over time consistent with the preservation of capital through investment primarily in marketable debt securities. At least 80% of total assets will be invested in income-producing, investment-grade instruments, including (but not limited to) U.S. Government and agency obligations, mortgage-backed securities, corporate debt securities, asset-backed securities, bank obligations, CMOs, commercial paper, foreign securities, and others. There are no maturity restrictions on securities purchased by the fund, but the fund's dollar-weighted average maturity is generally expected to be between four and 15 years.

-----------------------------
Summary of Programs
=============================



-----------------------------------------------------------------------------------------------------------------------------------
Fund                 Credit quality           Yield              Share price                   Expexted average maturity
                   (rating categories)                            fluctuation (NAV)
-----------------------------------------------------------------------------------------------------------------------------------

Prime Reserve       2 highest possible        Lowest               Maintain $1.00                     No more than 90 days
                                                                   (not guaranteed)

Short-Term Bond     4 highest                 Moderate             Moderate                           Not greater than 3 years


GNMA                Highest possible          Moderate             Moderate                           Varies, 3-10 years

New Income          4 highest                 High                 High                               No restriction


International       primarily 4 highest       High                 High                               Intermediate to long
                    (up to 20% below
                    4 highest)

High Yield          BB or lower              Highest               Highest                            Normally 8-12 years



-----------------------------
SPECTRUM GROWTH FUND
=============================

     Each of the underlying Price funds in the Spectrum Growth Fund seeks long-term growth of capital as its primary objective.

     T. Rowe Price Growth & Income Fund, Inc.'s investment objective is to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying stocks. The fund can focus on companies whose earnings are expected by T. Rowe Price to grow at an above average rate and can support a growing dividend payment as well as stocks that do not pay dividends currently but offer prospects of appreciation and future income.

     T. Rowe Price International Stock Fund's objective is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly among countries throug hout the world, both developed, newly industrialized, and emerging.


-----------------------------
Most of the assets of the
underlying Price funds in the
Spectrum Growth Fund will be
invested in common stocks.
However, the funds may also
purchase other types of
securities, for example,
foreign securities,
convertible stocks and bonds,
and warrants, when considered
consistent with a fund's
investment objective. The
funds may also engage in a
variety of investment
management practices, such as
buying and selling futures and
options.
=============================


     T. Rowe Price New Era Fund, Inc.'s objective is to provide long-term capital appreciation by investing primarily in common stocks of companies that own or develop natural resources and other basic commodities, and in stocks of selected non-resource growth companies. The fund's primary focus will be on the stocks of companies whose earnings and tangible assets could benefit from accelerating inflation. The fund will also invest in selected nonresource growth companies with strong potential for earnings growth. T. Rowe Price believes that natural resource companies with the flexibility to adjust prices or control operating costs offer attractive opportunities for capital growth when inflation is rising. Income is not a consideration in the selection of securities.


     T. Rowe Price New Horizons Fund, Inc.'s investment objective is to provide long-term growth of capital by investing primarily in common stocks of small, rapidly growing companies. The fund will invest in a diversified group of small, emerging growth companies. It will seek to invest early in the corporate life cycle, before a company becomes widely recognized by the investment community. The fund may also invest in companies that offer the possibility of accelerating earnings growth because of rejuvenated management, new products, or structural changes in the economy. Total return will consist primarily of capital appreciation or depreciation.

     T. Rowe Price Growth Stock Fund, Inc.'s objective is to provide long-term growth of capital and, secondarily, increasing dividend income by investing primarily in common stocks of well-established growth companies. The fund will invest in the common stocks of a diversified group of growth companies. While not required, the companies in which the fund invests normally pay dividends, which are generally expected to rise in future years as earnings increase.


-----------------------------
SPECIAL RISKS AND
CONSIDERATIONS
=============================

Prospective investors should consider the following factors:


     * The investments of each fund are concentrated in the underlying Price funds, so each fund's investment performance is directly related to the investment performance of these underlying funds.


     * As a matter of fundamental policy, the funds must allocate their investments among the underlying Price funds within certain ranges. As a result they do not have the same flexibility to invest as a mutual fund without such constraints.

     * Under the terms of an Exemptive Order issued on November 29, 1989 (the Order) by the Securities and Exchange Commission (Commission): each fund may not redeem more than 1% of any underlying Price fund's assets during any period of less than 30 days, except when necessary to meet the fund's shareholder redemption requests. As a result, the funds may not be able to reallocate assets among the underlying Price funds as efficiently and rapidly as would be the case in the absence of this constraint.


     * In addition to their principal investments, certain underlying Price funds may: invest a portion of their assets in foreign securities; enter into forward currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; engage in options transactions; make short sales; purchase zero coupon bonds and payment-in-kind bonds; and engage in various other investment practices. Further information on these investment policies and practices can be found under Investment Policies of the underlying Price funds on pages 15-16 and in the Statement of Additional Information as well as the prospectuses of each of the underlying Price funds.

     * The officers, interested directors, and T. Rowe Price, the investment manager of Spectrum funds, presently serve as officers, interested directors, and investment manager of most of the underlying Price funds. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to Spectrum Funds and the underlying Price funds.

     * Spectrum Income Fund must invest at least 10% and can invest as much as 25% of its assets in the T. Rowe Price High Yield Fund. As a result, the Income Fund will be subject to some of the risks resulting from high yield investing.


     * Each of the funds may invest in underlying Price funds which invest in medium grade bonds. If these bonds are downgraded, the funds will consider whether to increase or decrease their investment in the affected underlying fund.


     * Spectrum Income Fund may invest in underlying Price funds which concentrate their assets in certain industries. Under certain unusual circumstances, this could result in the Income Fund being indirectly concentrated in these industries. If this were to occur, the Income Fund would consider whether to maintain or change its investments in such underlying funds.

     * Spectrum Income Fund must invest at least 5% and can invest as much as 20% of its assets in the International Bond Fund, which invests primarily in foreign fixed-income securities; and, the Spectrum Growth Fund must invest at least 5% and can invest as much as 20% of its assets in the International Stock Fund, which invests primarily in foreign equity securities. These investments will subject the funds to risks associated with investing in foreign securities.

-----------------------------
INVESTMENT POLICIES
=============================

     Each fund's investment policies and practices are subject to further restrictions and risks which are described in the Statement of Additional
Information. The funds will not make a material change in their investment objectives or their fundamental policies without obtaining shareholder approval. The funds' investment programs, unless otherwise specified, are not fundamental policies and may be changed without shareholder approval. Shareholders will be notified of any material change in such investment programs.


     Cash Position. While the Income Fund will remain primarily invested in bond funds and the Growth Fund in stock funds, each fund can hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, a fund may also invest without limitation in such securities. Each fund may invest its cash reserves in the Prime Reserve Fund. A reserve position provide s flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

     Diversification. Spectrum Fund is a "nondiversified" investment company for purposes of the 1940 Act because it invests in the securities of a limited number of mutual funds. However, the underlying Price funds themselves are diversified investment companies (with the exception of the T. Rowe Price International Bond Fund). Spectrum Fund intends to qualify as a diversified investment company for the purposes of Subchapter M of the Internal Revenue Code.

     Fundamental Investment Policies and other Restrictions. As a matter of fundamental policy, each fund will not: (i) invest more than 25% of its respective total assets in any one industry, except for investment companies which are members of the

     T. Rowe Price family of funds; (ii) borrow money except temporarily to facilitate redemption requests in amounts not exceeding 30% of each fund's total assets valued at market; and (iii) in any manner transfer as collateral for indebtedness any securities owned by each fund except in connection with permissible borrowings, which in no event will exceed 30% of each fund's total assets valued at market.

     Under the terms of the Order issued by the Commission, each fund may not without obtaining a shareholder vote (a) change the selection of the underlying Price funds in which it can invest; or (b) change the percentage ranges of each fund which may be allocated to the underlying Price funds.

     Each fund may not purchase shares of any underlying Price fund if, as a result of such purchase, it would own more than 15% of the outstanding voting securities of any underlying Price fund. A change in this restriction cannot be made unless and until the Commission issues a further Order increasing this limit. The funds have applied to the Securities and Exchange Commission to raise this limit to 30%. If the request is granted, the funds could own in the aggregate up to 30% of an underlying Price fund's outstanding voting securities. The ability to invest a greater amount in the underlying Price funds could subject the funds to greater risk due to the resulting higher concentration.

     If a fund reaches a percentage investment limit with any underlying Price fund, the Directors will have to determine whether to apply to the Commission to increase the limit, stop sales of shares of that fund, recommend that shareholders change the allocation limits on that fund's assets, or take other suitable steps (provided, however, that each fund may temporarily exceed the 15% (or if permitted by the Securities and Exchange Commission, 30%) limitation under the standards set forth in Section 5(c) of the Investment Company Act of 1940 (the 1940 Act).

     Portfolio Turnover. Each fund's portfolio turnover is expected to be low. The funds will purchase or sell securities to: (a) accommodate purchases and sales of each fund's shares, (b) change the percentages of each fund's assets invested in each of the underlying Price funds in response to market conditions, and (c) maintain or modify the allocation of each fund's assets among the underlying Price funds within the percentage limits described above. The following chart sets forth each fund's portfolio turnover rates for the fiscal years ended December 31, 1994, 1993 and 1992.

    Fund                  1994            1993           1992
    ____                  ____            ____           ____
    Income               23.1%           14.4%         14.2%
    Growth               20.7             7.0           7.9


     Other Investment Restrictions. As a matter of operating policy, each fund will not, among other things: (1) purchase additional securities when money borrowed exceeds 5% of the fund's total assets; (2) invest more than 10% of its net assets in illiquid securities, provided that the fund will not invest more than 5% of its net assets in restricted securities (other than securities eligible for resale under Rule 144A of the Securities Act of 1933); and (3) redeem securities from any underlying Price fund at a rate in excess of 1% of the underlying Price fund's assets in any period of less than 30 days, except where necessary to meet shareholder redemption requests.

-----------------------------
INVESTMENT POLICIES OF
UNDERLYING PRICE FUNDS
=============================

     In pursuing their investment objectives and programs, each of the underlying Price funds is permitted to engage in a wide range of investment policies. Certain of these policies are described below and further information about the underlying Price funds is contained in the Statement of Additional Information as well as the prospectuses of such funds. Because each fund invests in the underlying Price funds, shareholders of each fund will be affected by these investment policies in direct proportion to the amount of assets each fund allocates to the Underlying funds pursuing such policies.


     Lending of Portfolio Securities. Like other mutual funds, the underlying Price funds may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the underlying Price funds could experience delays in recovering securities and possibly capital losses.

     Managing Foreign Currency Risk. Foreign securities in which the underlying Price funds invest are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." Although foreign currency transactions will be used, primarily to protect a fund's foreign securities from adverse currency movements relative to the dollar, they involve the risk that anticipated currency movements will not occur and a fund's total return could be reduced.

     Foreign Securities. The funds will each invest in certain underlying Price funds that invest all or a portion of their assets in foreign securities. These include nondollar-denominated securities traded outside the U.S. and dollar-denominated securities traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local, political, and economic developments; nationalization and exchange controls; potentially lower liquidity and high volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value).


     Futures Contracts and Options. Certain of the underlying Price funds may enter into stock index, interest rate and currency futures contracts (or options thereon) as a hedging device, or as an efficient means of regulating their exposure to various markets. Certain of the underlying Price funds may also purchase and sell call and put options. Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options (another type of potentially high-risk derivative) give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. The underlying Price funds may buy and sell futures and options contracts for a number of reasons including: to manage their exposure to changes in interest rates, stock and bond prices, and foreign currencies; as an efficient means of adjusting their overall exposure to certain markets; to adjust the portfolio's duration; to enhance income; and to protect the value of portfolio securities. The funds may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.


     Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower the fund's total return and the potential loss from the use of futures can exceed the fund's initial investment in such contracts.

-----------------------------
PERFORMANCE INFORMATION
=============================

     Total Return. This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Reinvesting distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

     Advertisements for the funds may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

     Cumulative Total Return. This is the actual rate of return on an investment for a specified period. A cumulative return does not include how much the value of the investment may have fluctuated between the beginning and the end of the period specified.

     Average Annual Total Return. This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual, cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annualcontribution to your portfolio provided you held it for the entire period in question.

     Yield (Income Fund) The fund may advertise a yield that is found by determining the net income per share (as defined by the SEC) earned by the fund during a 30-day base period and dividing this amount by the per-share price on the last day of the base period. The "SEC yield" may differ from the dividend yield.

-----------------------------
CAPITAL STOCK
=============================

     The T. Rowe Price Spectrum Fund, Inc. (Spectrum Fund) is a Maryland corporation organized in 1987 and is registered with the Commission under the 1940 Act as a nondiversified, open-end investment company, commonly known as a "mutual fund." Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

     Currently, Spectrum Fund consists of two series, the Spectrum Income Fund and the Spectrum Growth Fund, each of which represents a separate class of shares and has different objectives and investment policies. The Spectrum Fund's Charter provides that the Board of Directors may issue additional series of shares and/or additional classes of shares for each series. However, Spectrum
Fund will not offer any additional series without first filing an amended application for and being granted further exemptive relief under Section 6(c) of the 1940 Act.

     The funds have an Investment Advisory Committee composed of the following members: Peter Van Dyke, Chairman, Stephen W. Boesel, Edmund M. Notzon, James S. Riepe, Charles P. Smith and M. David Testa. The Committee Chairman has day-to-day responsibility for managing the fund and works with the Committee in developing and executing the fund's investment program. Mr. Van Dyke has been Chairman of the Committee since 1990. He has been managing investments since joining T. Rowe Price in 1985.

     Shareholder Rights. As will all mutual funds, investors purchase "shares" when they invest in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

     * receive a proportional interest in a fund's capital gain distributions;

     * cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in a fund's management contract.

     On matters affecting an individual fund, a separate vote of that fund is required. The funds are not required to hold annual meetings and do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting if they wish for the purpose of voting on the removal of any fund director. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

-----------------------------
NAV, PRICING, AND EFFECTIVE
DATE
=============================

     Net Asset Value Per Share (NAV). The share price (also called "net asset value" or NAV per share) for each fund is calculated at 4:00 pm ET each day the New York Stock Exchange is open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, call net assets, is divided by the number of shares outstanding.

-----------------------------
If your request is received in
good order before 4:00 pm ET,
you will receive that day's
NAV.
=============================


     If we receive your request in correct form before 4:00 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4:00 pm, it will be priced at the next business day's NAV.


     Also, we cannot accept orders that request a particular day or price for your transaction or any other special conditions. If for some reason we cannot accept your request to sell shares, we will contact you.

     Note: The time at which transactions are priced and until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4:00 p.m. ET.

-----------------------------
RECEIVING YOUR PROCEEDS
=============================


     If your request is received by 4:00 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail, or to your bank account by ACH transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH (Automated Clearing House) is an automated method of initiating payments from and receiving payments in your financial institution account. ACH is a payment system supported by over 20,000 banks, savings banks and credit unions, which electronically exchanges the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.


Exception:

     * Under certain circumstances and when deemed to be in the fund's best interest, your proceeds may not be sent for up to five business days after receiving your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

-----------------------------
DIVIDENDS AND OTHER
DISTRIBUTIONS
=============================

     Dividends and other distributions. Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding, that is, you receive dividends and capital gain distributions on a rising number of shares.

-----------------------------
The funds distribute all net
investment income and realized
capital gains to shareholders.
=============================

     Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the then current NAV and to reinvest all subsequent distributions in shares of the fund.

-----------------------------
Spectrum Growth Fund
=============================

Income dividends

     * The fund declares and pays dividends (if any) annually.

     * All or part of the fund's dividends will be eligible for the 70% deduction for dividends received by corporations.

-----------------------------
Spectrum Income Fund
=============================


     * The fund declares income dividends daily at 4:00 p.m. ET to shareholders of record at that time provided payment for any share purchases has been received on the previous business day.

     * Fund shares will earn dividends through the date of redemption; shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on these shares will be reinvested, or paid in cash, on the next dividend payment date.

-----------------------------
Both Funds
=============================

Capital gains

     * A capital gain or loss is the difference between the purchase and sale price of a security.

     * If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.

-----------------------------
TAX INFORMATION
=============================

You need to be aware of the possible tax consequences when

     * the fund makes a distribution to your account, or

     * you sell fund shares, including an exchange from one fund to another.

-----------------------------
The funds send timely
information for your tax
filing needs.
=============================

     Taxes on fund redemptions. When you sell shares in the fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


     In January, the fund will send you Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For accounts opened new or by exchange in 1983 or later, we will provide you the gain or loss on the shares you sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."


     To help you maintain accurate records, we send you a confirmation immediately following each transaction (except for systematic purchases and redemptions) you make and a year-end statement detailing all your transactions in each fund account during the year.

-----------------------------
Distributions are taxable
whether reinvested in
additional shares or received
in cash.
=============================

     Taxes on fund distributions. The following summary does not apply to retirement accounts, such as IRAs, which are tax-deferred until you withdraw money from them.


     In January, the fund will send you Form 1099-DIV indicating the tax status of any dividend and capital gain distribution made to you. This information will also be reported to the IRS. All distributions made by the fund are taxable to you for the year in which they were paid. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. The fund will send you any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

     Short-term capital gain distributions are taxable as ordinary income and long-term gain distributions are taxable at the applicable long-term gain rate. The gain is long- or short-term depending on how long the fund held the securities, not how long you held shares in the fund. To the extent the underlying Price funds make long-term capital gain distributions, such amounts will be distributed to the funds' shareholders as long-term capital gains. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any captial gain distribution received.

     Tax effect of buying shares before a capital gain or dividend distribution. If you buy shares near or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you will receive, in the form of a taxable distribution, a portion of the money you just invested. Therefore, you may wish to find out a fund's record date(s) before investing. Of course, a fund's share price may at any time reflect undistributed capital gains or unrealized appreciation.



     Tax-Qualified Retirement Plans. Tax-qualified retirement plans generally will not be subject to federal tax liability on either distributions from the funds or redemption of shares of the funds. Rather, participants in such plans will be taxed when they begin taking distributions from the plans.

-----------------------------
MANAGEMENT OF THE FUND
=============================


     The management of each fund's business and affairs is the responsibility of the Board of Directors for Spectrum Fund. In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreement (see page 25) and policies and guidelines included in the Order issued by the Commission. A majority of Spectrum Fund's directors will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act and none of these independent directors will be directors of any underlying Price fund. However, the interested directors and the officers of Spectrum Fund and T. Rowe Price also serve in similar positions with most of the underlying Price funds. Thus, if the interests of a fund and the underlying Price funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how this latter group of persons fulfill their fiduciary duties to that fund and the underlying Price funds. The Directors of Spectrum Fund believe they have structured each fund to avoid these concerns. However, conceivably, a situation could occur where proper action for Spectrum Fund or the Growth Fund or Income Fund separately, could be adverse to the interests of an underlying Price fund, or the reverse could occur. If such a possibility arises, the directors and officers of the affected funds and T. Rowe Price will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the underlying Price funds and other restrictions have been adopted by Spectrum Fund to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.


     Management of the underlying Price funds. T. Rowe Price serves as investment manager to all of the underlying Price funds with the exception of the T. Rowe Price International Stock Fund and the T. Rowe Price International Bond Fund, and is responsible for selection and management of the underlying Price funds' portfolio investments. T. Rowe Price serves as investment manager to a variety of individual and institutional investors, including limited and real estate partnerships and other mutual funds.

     Price-Fleming is responsible for selection and management of the portfolio investments of the T. Rowe Price International Stock Fund and the T. Rowe Price International Bond Fund and, subject to the authority of such Funds' Board of Directors, for their business affairs. As of December 31, 1994, Price-Fleming managed approximately $18 billion of assets, substantially all of which were invested in foreign securities. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202.

     Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited (Flemings). Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, Seoul, Taipei, Bombay, Jakarta, Singapore, Bangkok, and Johannesburg.

     Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873.

     T. Rowe Price, Flemings, and Jardine Fleming are owners of Price-Fleming. The common stock of Price-Fleming is 50% owned by a wholly-owned subsidiary of
T. Rowe Price, 25% by Flemings and 25% by Jardine Fleming Group Limited (Jardine Fleming). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the board of directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

     Marketing.  T.  Rowe  Price  Investment  Services,   Inc.,  a  wholly-owned
subsidiary of T. Rowe Price,  distributes  (sells) shares of these and all other
T. Rowe Price funds.

     Shareholder Services. T. Rowe Price Services, Inc. another wholly-owned subsidiary, acts as the funds' transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly-owned subsidiary. The address for each is 100 East Pratt Street, Baltimore, Maryland 21202.

-----------------------------
MANAGEMENT FEE
=============================

     T. Rowe Price will act as the investment manager for the Income Fund and the Growth Fund, but will not be paid a management fee for performing such services. However, T. Rowe Price and Price-Fleming receive management fees from managing the underlying Price funds in which the funds invest.

     The determination of how each fund's assets will be invested in the underlying Price funds, will be made by T. Rowe Price pursuant to the investment objectives and policies of each fund set forth in this prospectus and procedures and guidelines established by the Board of Directors for the Spectrum Fund. The Directors for Spectrum Fund will periodically monitor the allocations made and the basis upon which such allocations were made or maintained. Each fund, as a shareholder in any underlying Price fund, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the underlying Price funds.

     Each underlying Price fund pays T. Rowe Price (or Price-Fleming) an investment management fee consisting of two parts: an "Individual Fund Fee" (discussed below) and a "Group Fee". The Group Fee which reflects the benefits each Underlying Price fund derives from sharing the resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except Equity Index and the Spectrum Funds and any institutional or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

         0.480%        First $1 billion     0.350%      Next $2 billion
         0.450%        Next $1 billion      0.340%      Next $5 billion
         0.420%        Next $1 billion      0.330%      Next $10 billion
         0.390%        Next $1 billion      0.320%      Next $10 billion
         0.370%        Next $1 billion      0.310%      Thereafter
         0.360%        Next $2 billion

     The underlying Price fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the Price funds described above. Based on the combined Price funds' assets of approximately $36 billion at December 31, 1994, the Group Fee was 0.34%.

     The Individual Fund Fees and total management fees of the underlying Price funds are as follows:

-------------------------------------------------------------------------------
                          Individual Fee           Total
                          as a % of Fund         Management
         Fund               Net Assets            Fee Paid
-------------------------------------------------------------------------------

International Bond               0.35%                 0.69%
International Stock              0.35                  0.69
New Horizons                     0.35                  0.69
High Yield                       0.30                  0.64
Equity Income                    0.25                  0.59
Growth Stock                     0.25                  0.59
New Era                          0.25                  0.59
GNMA                             0.15                  0.49
Growth & Income                  0.25                  0.59
New Income                       0.15                  0.49
Short-Term Bond                  0.10                  0.44
Prime Reserve                    0.05                  0.39




     The total combined management fee for each of the underlying Price funds was an annual rate as shown above.

-----------------------------
EXPENSES
=============================

     Each fund will operate at a zero expense ratio. To accomplish this, the payment of each fund's operational expenses is subject to the Special Servicing Agreement described below as well as certain undertakings made by T. Rowe Price, under its Investment Management Agreement with each fund. Fund expenses include: shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors' fees and expenses.

-----------------------------
Special Servicing Agreement
=============================

     The Special Servicing Agreement (Agreement) is between and among Spectrum Fund, the underlying Price funds, T. Rowe Price and TRP Services. Under the
Agreement, TRP Services will act as Shareholder Servicing Agent for Spectrum Fund and arrange for all other services necessary for the operation of Spectrum Fund.

     The Agreement provides that, if the Board of Directors/ Trustees of any underlying Price fund determines that such underlying fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the underlying Price fund from the operation of Spectrum Fund, the underlying Price fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no underlying Price fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the underlying Price funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the underlying Price funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

     Under the Investment Management Agreement with the funds, and the Special Servicing Agreement, T. Rowe Price has agreed to bear any expenses of Spectrum Fund which exceed the estimated savings to each of the underlying Price funds. Thus, Spectrum Fund will operate at a zero expense ratio. Of course, shareholders of Spectrum Fund will still indirectly bear their fair and proportionate share of the cost of operating the underlying Price funds owned by Spectrum Fund.

-----------------------------
SHAREHOLDER SERVICES
=============================

     The following is a brief summary of services available to shareholders in the T. Rowe Price funds, some of which may be restricted or unavailable to institutional or retirement plan accounts. You must authorize most of these services on a New Account or Shareholder Services Form. Services may be modified or withdrawn at any time without notice. Please verify all transactions on your confirmation statements promptly after receiving them. Any discrepancies must be reported to Shareholder Services immediately. Automatic Investing ($50 minimum)

-----------------------------
Shareholder Services
1-800-225-5132
1-410-625-6500
=============================

You can invest automatically in several different ways, including:

     * Automatic Asset Builder. You instruct us to move $50 or more once a month or less often from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

     * Automatic Exchange. You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

     Checkwriting (Not available for equity funds, or the High Yield or Emerging Markets Bond Funds)

     You may write an unlimited number of free checks on any money fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Discount Brokerage

     You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates. Call Investor Services for information.


-----------------------------
Investor Services
1-800-638-5660
1-410-547-2308
=============================


     Note: If you buy or sell T. Rowe Price funds through anyone other than T. Rowe Price, such as broker-dealers or banks, you may be charged transaction or service fees by those institutions. No such fees are charged by T. Rowe Price Investment Services or the fund for transactions conducted directly with the fund.

Exchange Service

     You can move money from one account to an existing identically registered account, or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the funds are registered.) Some of the T. Rowe Price funds may impose a redemption fee of .50% to 2%, payable to such funds, on shares held for less than one year, or in some funds, six months.

Retirement Plans

     We offer a wide range of plans for individuals and institutions, including large and small businesses: IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

Automated Services

-----------------------------
Tele*Access
1-800-638-2587
=============================

     Tele*AccessRegistration Mark. 24-hour service via toll-free number provides information on fund yields and prices, dividends, account balances, and your latest transaction as well as the ability to request prospectuses, account and tax forms, duplicate statements, checks, and to initiate purchase, redemption and exchange orders in your accounts (see "Electronic Transfers" below).

     PC*AccessRegistration Mark. 24-hour service via dial-up modem provides the same information as Tele*Access, but on a personal computer. Please call Investor Services for an information guide.

     Telephone and Walk-In Services Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our four investor center locations whose addresses are listed on the cover.

Electronic Transfers


     By ACH. With no charges to pay, you can initiate a purchase or redemption of as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access, PC*Access or call Shareholder Services.


     By Wire. Electronic transfers can also be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

-----------------------------
CONDITIONS OF YOUR PURCHASE
=============================

     Account Balance. Due to the relatively high cost to the funds of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your account is below $1,000 for three months or longer, the funds have the right to close your account after giving you 60 days in which to increase your balance.

Excessive Trading

     Frequent trades involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

     For example, you are in fund A. You can move substantial assets from fund A to fund B, and, within the next 120 days, sell you shares in fund B to return to fund A or move to fund C.

     If you exceed the number of trades described above, you may be barred indefinitely from further purchases of T. Rowe Price funds.

     Three types of transactions are exempt from excessive  trading  guidelines:
(1)trades solely between money market funds, (2)redemptions that are not part of exchanges, and (3)systematic purchases or redemptions (See "Automatic Investing").

     U.S. dollars. All purchases must be paid for in U.S. dollars; and checks must be drawn on U.S. banks.


     Redemptions over $250,000. Large sales can adversely affect the portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of the fund's net assets, the fund has the right to delay sending your proceeds for up to five business days after receiving your request, or to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


-----------------------------
A signature guarantee is
designed to protect you and
the fund from fraud by
verifying your signature.
=============================

Signature Guarantees

     You may need to have your signature guaranteed in certain situations, such as:

     * Written requests 1) to redeem over $50,000 or 2) to wire redemption proceeds.

     * Remitting redemption proceeds to any person, address, or bank account not on record.

     * Transferring redemption proceeds to a T. Rowe Price fund account with a different registration from yours.

     * Establishing certain services after the account is opened.

     You can obtain a signature guarantee from most banks, savings institutions, broker/dealers and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

     Telephone, Tele*Access and PC*Access Transactions. These exchange and redemption services are established automatically when you sign the New Account Form unless you check the box which states that you do not want these services. The fund uses reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and is not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the fund may be liable for any losses that may result from acting on the instructions given. All conversations are recorded, and a confirmation is sent promptly after the telephone transaction.

     10-day hold. If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following purchases paid for by: bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

     Note: The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and temporarily suspend services on the account when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

-----------------------------
ACCOUNT REQUIREMENTS AND
TRANSACTION INFORMATION
=============================

Tax Identification Number

     We must have your correct social security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.


-----------------------------
We must have your tax ID
number and you should make
sure you have signed the New
Account Form.
=============================


     Unless you otherwise request, one shareholder report will be mailed to multiple account owners with the same tax identification number and same zip code and to shareholders who have requested that their account be combined with someone else's for financial reporting.

     Employer-Sponsored Retirement Plans and Institutional Accounts Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

-----------------------------
OPENING A NEW ACCOUNT
=============================

     Minimum initial investment: $2,500; ($1,000 for retirement plans and uniform gifts or transfers to minors (UGMA/UTMA) accounts. Account Registration. If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.) Services. By signing up for services on the New Account Form, rather than after the account is opened, you will avoid having to complete a separate form and obtain a signature guarantee (see Conditions of Your Purchase).

By Mail

     Please send your check payable to T. Rowe Price funds (otherwise it will be returned) and send your check together with the New Account Form to the address below. We do not accept third party checks, except for IRA Rollover checks, to open new accounts.

               Regular Mail             Mailgram, Express
                                        Registered, or
                                        Certified Mail
               T. Rowe Price            T. Rowe Price
                 Account Services        Account Services
               P.O. Box 17300           10090 Red Run
               Baltimore, MD              Boulevard
                21298-9353              Owings Mills, MD
                                        21117

-----------------------------
Investor Services
1-800-638-5660
1-410-547-2308
=============================

     By Wire *Call Investor Services for an account number and give the following wire address to your bank:

                       Morgan Guaranty Trust Co. of New York
                       ABA #021000238
                       T. Rowe Price [fund name]
                       AC-00153938
                       account name(s) and account number

     *Complete a New Account Form and mail it to one of the appropriate addresses listed above.

     Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retire- ment plans cannot be opened by wire.

-----------------------------
Shareholder Services
1-800-225-5132
1-410-625-6500
=============================

     By Exchange*Call Shareholder Services or use Tele*Access or PC*Access (see "Automated Services").

     The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. (See explanation of "Excessive Trading" under "Transaction Procedures.")


In Person          Drop off your New Account Form at any of the
                   locations listed below and obtain a receipt.

101 East Lombard Street         T. Rowe Price
First Floor                     Financial Center
Baltimore, MD                   First Floor
                                10090 Red Run Boulevard
                                Owings Mills, MD

Farragut Square                 ARCO Tower
First Floor                     31st Floor
900 17th Street, NW             515 South Flower Street
Washington, DC                  Los Angeles, CA


-----------------------------
PURCHASING ADDITIONAL SHARES
=============================

     Minimum: $100 ($50 for retirement plans and Automatic Asset Builder)

By ACH

Transfer

     Use  Tele*Access,   PC*Access  or  call  Investor   Services  if  you  have
established electronic transfers using the ACH network.

By Wire

     Call Shareholder Services or use the Wire Address in Opening a New Account.

-----------------------------
Shareholder Services
1-800-225-5132
1-410-625-6500
=============================

By Mail

     Provide your account number and the fund name on your check. Mail the check to us at the address below either with a fund reinvestment slip or a note indicating the fund and account number in which you wish to purchase shares.

                    T. Rowe Price Funds
                    Account Services
                    P.O. Box 89000
                    Baltimore, MD 21289-1500

By Automatic

Asset Builder

     Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form ($50 minimum).

-----------------------------
EXCHANGING AND REDEEMING
SHARES
=============================

By Phone

     Call Shareholder Services. If you find our phones busy during unusually volatile markets, please consider placing your order by Tele*- Access, PC*Access (if you have previously authorized telephone services), mailgram or by express mail. For exchange policies, please see "Transaction Procedures and Special Requirements--Excessive Trading."

-----------------------------
Mailgram, Express, Registered,
or Certified Mail (See
"Opening a New Account").
=============================

By Mail


     Provide account name(s) and numbers, fund name(s), and exchange or redemption amount. For exchanges, mail to the appropriate address below or from
p. 29, indicate the fund you are exchanging from the fund(s) you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered,and possibly a signature guarantee (see "Transaction Procedures and Special Requirements --Signature Guarantees").


         Regular Mail              For employer-sponsored
         For nonretirement         and IRA accounts: retirement accounts:
         T. Rowe Price             T. Rowe Price Trust Co.
         Account Services          P.O. Box 89000
         P.O. Box 89000            Baltimore, MD
         Baltimore, MD21289-0300
                     21289-0220

     Note: Redemptions from retirement accounts, including IRAs, must be in writing. Please call Shareholder Services to obtain an IRA Distribution Request Form.

 T. ROWE PRICE TRUST COMPANY INDIVIDUAL RETIREMENT ACCOUNT DISCLOSURE STATEMENT

     This Disclosure Statement is provided to each person who establishes an Individual Retirement Account ("IRA"). Please read it and the Custodial Agreement carefully as well as the prospectuses for any of the T. Rowe Price Funds you select for your IRA investment.

Revocation

     You must receive this Disclosure Statement and Custodial Agreement seven days prior to opening your IRA. Your Application cannot be accepted, nor can your account be opened, until you have had these documents for seven days. You may not revoke your Application for a T. Rowe Price IRA after it has been received and accepted by the Custodian. Definition of Individual Retirement Account An IRA is a trust created in the United States for the exclusive benefit of an individual (or his beneficiaries). Generally, you defer federal income taxes on the earnings in your account and you may be able to defer income taxes on the amount you invest. State income tax treatment of an IRA varies.

Eligibility

     All individuals who receive compensation may contribute to an IRA before the year in which they reach age 701/2. If you or your spouse is an active participant in an employer-sponsored retirement plan, you will be eligible to make tax-deductible contributions only under limited conditions. If you are not eligible to make deductible contributions, you may be able to make nondeductible contributions.

Contributions

     Your contributions must be in cash or a cash equivalent (for example, a check). Except for rollovers, the maximum amount that you may contribute to all IRAs for a calendar year is $2,000, but you can contribute less if you choose. However, if your compensation for a year is less than $2,000, your contribution is limited to the total amount of that compensation. If your spouse's earned income is less than $250 during the year, your spouse may elect to be treated as having no compensation and you may make a contribution to a separate spousal IRA on your spouse's behalf. You need not make equal contributions to the two IRAs; however, you may not contribute more than $2,000 to either IRA for any year and the total contribution for both IRAs cannot exceed $2,250.

     There are two different types of contributions: deductible contributions and nondeductible contributions. Depending on your personal situation, your contribution may be entirely deductible, entirely nondeductible or a portion of both. The Internal Revenue Code ("Code") requires you to determine and report to the IRS which portion of your contribution is deductible and/or nondeductible. This information is needed to determine the taxable portion of any distributions you receive. You are not required to inform the IRA Custodian what portion of your contribution is deductible, and the Custodian is not obligated to check whether you are correct. Penalties apply if you overstate the amount of your deductible and/or nondeductible contributions.

     If your deductible IRA contribution is limited because you are an active participant in a qualified employer-sponsored plan and your modified adjusted gross income exceeds a certain level, you may make a nondeductible contribution which, when added to your maximum deductible contribution, is no more than your total annual limit on contributions (in most cases, $2,000). No contributions (except rollover contributions) may be made to your IRA account for the year in which you reach age 70 1/2 or any following year.

Rollover

     IRA to IRA. You may roll over a distribution from one IRA to another IRA. The amount may be all or part of the IRA. You must complete the transaction within 60 days after you receive the distribution. You may make only one rollover from an IRA in any 12-month period. There is no limit on the number of rollovers you may make to an IRA in any period. There is also no limit on the amount you may roll over from one IRA to another IRA.

     Qualified Plan to IRA. You may roll over all or part of an eligible rollover distribution from a qualified employer plan to an IRA. Before you receive the plan distribution, the plan should be able to tell you if all or part of your plan distribution will qualify as an eligible rollover distribution. The rollover may be accomplished by a "direct rollover;" that is, the plan sends the distribution directly to the IRA. "Indirect" rollovers must be completed within 60 days after you receive the distribution.

Transfer

     You may authorize an IRA custodian to transfer cash (or securities) directly from one IRA to another. As long as you do not directly receive a distribution, you may transfer the funds between IRAs as often as you wish. If you are transferring IRA assets to T. Rowe Price, call to request the proper forms.

     Limitation Regarding When Contributions Can Be Made Regular contributions to an IRA, whether deductible or nondeductible, must be made no later than the date required for filing your tax return for that year without any extension (usually April 15).

     All contributions must be made in cash. You may not make contributions of property such as stock or real estate. In limited circumstances, you may be able to transfer current property held in an IRA or employer-sponsored retirement plan. Call us for specific details regarding the T. Rowe Price Discount Brokerage IRA.

IRA Prohibitions

The following transactions are prohibited in your IRA:

     1. No part of your IRA assets may be invested in life insurance or commingled with other property except in a common trust or investment fund. In addition, no part of your IRA assets may be invested in collectibles within the meaning of section 408(m) of the Code, except for certain U.S. minted gold and silver coins.

     2. Transactions between you (or your beneficiary) and the assets held in your IRA are not allowed. The specific prohibited transactions are described in the Code (for example, borrowing from the account).

     3. You may not pledge or use any portion of your IRA as security for a loan.

     If any one of these transactions occurs, part or all of your account will lose its tax-deferred status and will be treated as having been distributed to you.

Distributions

     Timing of Distributions You can withdraw funds from your IRA at any time; however, all taxable amounts withdrawn may be subject to an additional 10% penalty. The most common types of distributions which can be made without incurring the penalty include distributions:

              a. after age 591/2,

              b. upon death,

              c. upon permanent disability,

              d. that are part of a series of substantially equal periodic payments taken at least annually over your life expectancy, or

              e. timely rolled over to another IRA.

     Minimum Required Distribution ("MRD"). You must begin to receive distributions from your IRA by April 1 of the year following the year in which you reach age 70 1/2. The distributions must be paid out at least annually based upon your life expectancy or the combined life expectancy of you and your designated primary beneficiary.

     In calculating your MRD, your life expectancy may be recalculated annually. If your life expectancy is not recalculated, the original life expectancy factor will be reduced by one each year. The recalculation method is available for you and your spousal beneficiary. You must make an Irrevocable election whether to recalculate. This election must be made before the first required distribution date. If you fail to make an election, the life expectancy will not be recalculated.

     When you receive an MRD, please be aware that you may not roll over the MRD to another IRA.

     For purposes of calculating your MRD, you can aggregate your IRA accounts from different custodians and take the MRD amount from any IRA. Therefore, T. Rowe Price cannot monitor the required distributions from your

     T. Rowe Price IRAs. Please check with your tax advisor to verify that you are receiving the proper amount from all of your IRAs. All distribution requests must be made in writing. Please contact T. Rowe Price to receive the proper distribution form.

     Payment Options. Your account may be distributed to you in one or both of the following methods:

              a. A lump-sum payment of all or a part of the IRA.

              b. Substantially equal installments taken at least annually for a period not exceeding your life expectancy or the combined life expectancy of you and your designated primary beneficiary. Taxation. Distributions from your IRA will be treated as part taxable and part nontaxable if you have made nondeductible contributions to any IRA. You must use IRS forms to determine how much of any distribution is nontaxable. Unlike certain distributions from qualified plans, lump sum distributions from IRAs are not eligible for capital gains or special averaging treatment. U nless you elect in writing not to have federal income taxes withheld, the IRS requires T. Rowe Price to withhold from the entire distribution an amount determined by current IRS tables and regulations.

     Payment to Beneficiary. If you die after distributions begin, the remaining money will be distributed to your designated primary beneficiary in accordance with the regulations under section 401(a)(9) of the Code. If you die before distributions begin, your entire interest will be distributed in accordance with the provisions outlined in Section 3.3 of the IRA Agreement. Your designated beneficiary will be the last written designation that you filed with T. Rowe Price during your lifetime.

Penalty Taxes

     Excess Contributions. If you contribute more to an IRA than allowed in a year, you must pay a 6% excise tax. Contributions (except rollover contributions) which are subject to the excise tax are those contributions which are greater than the lesser of (1) $2,000, or (2) your compensation for the year. The 6% excise tax will apply for each year the excess contributions remain in the IRA.

     You can avoid the excise tax by withdrawing the excess contribution and any earnings on it before the due date for filing your federal tax return including extensions, for the year of the excess contribution. The withdrawn earnings, if any, must be included in income for the tax year in which the excess contribution was made. If you do not withdraw the excess contribution by the due date of your tax return, you may be able to treat the excess contribution as a contribution for the year after the excess contribution was made and eliminate the penalty for that following year.

     Failure to Report Nondeductible Contributions Properly. If, on your tax return, you overstate the amount of a nondeductible contribution, you will be subject to a $100 penalty for each overstatement unless you can prove that the overstatement was due to a reasonable cause. Failure to report nondeductible contributions will result in a $50 penalty.

     Premature Distributions. If you receive distributions from your IRA before you reach age 591/2, you may be subject to a 10% penalty tax in addition to the ordinary income taxes you must pay on the distribution. See Timing of Distributions section above.

     Excess Accumulations. After you reach age 70 1/2, a 50% penalty tax will be imposed on any amount which must be distributed to you under the minimum required distribution rules, but which you fail to withdraw.

     Excess Distributions. If the total annual amount you receive in a year from all retirement plans, including IRAs, is in excess of the lesser of $150,000 or $112,500 (as indexed), a 15% excise tax is applied to the excess amount. This tax does not apply to nontaxable distributions or amounts rolled over.

     Please refer to IRS Publication  590,  Individual  Retirement  Arrangements
(IRAs), for additional information concerning these complicated rules. You may obtain this publication from your local IRS office or call 1-800-TAX-FORM. In addition, you should contact your tax advisor to determine how these penalties may affect you.

Fees

     Fees. An annual fiduciary fee of $10 will be charged for each IRA mutual fund account. However, this fee will be waived if the individual IRA mutual fund account balance is $5,000 or greater at the time of fee billing. If you close any mutual fund account in your T. Rowe Price IRA during the year other than by exchange to another T. Rowe Price mutual fund account, the $10 fiduciary fee will be deducted automatically from the proceeds of the redemption.

     Some of these fees may be deductible on your federal income tax return if you itemize your deductions and if you pay the fee directly during the same calendar year for which you are claiming the deduction.

     Information on fees and commissions associated with a Discount Brokerage account is in the material provided with your Self-Directed IRA kit.

Miscellaneous

     Tax Forms. T. Rowe Price will send you Form 5498 each year that you contribute to your IRA. This form shows the total contributions for the prior tax year and the total rollover contributions for the prior calendar year. You also will receive a statement of the market value of your IRA account(s) on the preceding December 31.

     If you make nondeductible contributions, you must report the amount to the IRS on Form 8606.

     If you incur a penalty tax due to excess accumulations, premature distributions, excess contributions and/or excess distributions, you must file Form 5329 for that year.

     Investment Performance. The growth of your mutual fund account can be neither projected nor guaranteed.

     IRS Approval. The updated T. Rowe Price Trust Company IRA Custodial Agreement was approved by the Internal Revenue Service on August 2, 1993. The IRS approval concerns the form of the IRA Agreement with respect to its tax qualification and does not involve the merits of investing in the particular investment.

     We recommend that you consult with your personal tax advisor concerning any questions you have about your IRA. You also may obtain information from any district office of the Internal Revenue Service.

 T. ROWE PRICE TRUST COMPANY INDIVIDUAL RETIREMENT ACCOUNT CUSTODIAL AGREEMENT

     This Agreement is an amendment and restatement of the T. Rowe Price Funds Prototype Individual Retirement Account Agreement which was approved by the Internal Revenue Service (the "IRS") on March 27, 1986. This Agreement was approved by the IRS on August 2, 1993.

     By signing the Application, the individual hereinafter referred to as the Investor (the "Investor") establishes an Individual Retirement Custodial Account (the "Account") under section 408(a) of the Internal Revenue Code of 1986, as amended (the "Code"), sponsored by T. Rowe Price Trust Company (the "Sponsor"), and T. Rowe Price Trust Company (the "Custodian"), by accepting the Application, accepts the custodianship of the Account. The Investor and the Custodian agree that the Account is subject to the terms and conditions of this Agreement and the Application signed by the Investor, which shall be effective as of the date the Application is accepted by the Custodian.

Article I - Contributions

     1.1 Regular Contributions. Except in the case of a rollover contribution described in section 402, 403 or 408 of the Code or an employer contribution to a Simplified Employee Pension Plan described in section 408(k) of the Code, for any tax year the Investor may contribute no more than the lesser of the Investor's compensation or $2,000. Contributions for a given tax year may be made during that year or no later than the time prescribed by law for filing the tax return for that year (not including extensions).

     For this purpose, "compensation" means wages, salaries, professional fees or other amounts derived from or received for personal service actually rendered (including, but not limited to, commissions-paid salespeople, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses) and includes earned income, as defined in section 401(c)(2) of the Code (reduced by the deduction the self-employed individual takes for contributions made to a qualified retirement plan pursuant to section 401(a) of the Code). For purposes of this definition, section 401(c)(2) of the Code shall be applied as if the term trade or business for purposes of section 1402 of the Code included service described in subsection (c)(6). Compensation does not include amounts derived from or received as earnings or profits from property (including, but not limited to, interest and dividends) or amounts not includable in gross income. Compensation also does not include any amount received as a pension or annuity or as deferred compensation. The term
"compensation" shall include any amount includable in the individual's gross income under section 71 of the Code with respect to a divorce or separation instrument described in section 71(b)(2)(A) of the Code.

     1.2 Rollover Contribution. The Custodian may accept rollover contributions as an investment in the Account. To effect a rollover, the Investor shall execute any and all forms as the Custodian may reasonably request.

     1.3 Transfer of Assets. The Custodian may accept, in the form or manner acceptable to it, a transfer of assets held on behalf of the Investor from a trustee or custodian of another individual retirement account. At the written request of the Investor, the Custodian may, in the form or manner acceptable to it, transfer assets in the Account directly to the trustee or custodian of another individual retirement account established on behalf of the Investor or, as provided in section 408(d)(6) of the Code, to an individual retirement account established on behalf of the Investor's spouse or former spouse incident to divorce.

     1.4 Return of Excess Contributions. At the written request of the Investor, the Custodian shall return to the Investor any excess contribution as defined in section 408(d)(4) or 408(d)(5) of the Code (and any income on such excess contribution, if the Investor's request asks for such income and states that the return is intended to comply with section 408(d)(4) of the Code).

     1.5 Form of Contributions. Rollover contributions or transfers may be made in cash or other property acceptable to the Custodian and which are permissible investments under section 408 of the Code. All other contributions must be made in cash.

     1.6 Responsibility of Custodian. The Custodian shall have no obligation to verify the allowability, amount, deductibility or tax effect of any contribution, transfer or return of excess contributions made by or on behalf of the Investor.

Article II - Investments

     2.1 Investment Instructions. The Custodian shall invest and reinvest all contributions and transfers to the Account in accordance with the Investor's written directions in the Application and in accordance with any subsequent directions given in the form and manner acceptable to the Custodian by the Investor (or, following the Investor's death, the beneficiary). If any investment instructions are unclear in the opinion of the Custodian, or if any contribution exceeds $2,000 and is not identified as a rollover contribution, the Custodian may hold or return all or a portion of the contribution or transfer uninvested without liability for loss of income or depreciation and without liability for interest, pending receipt of proper instructions or clarification.

     2.2 Permissible Investments. Assets in the Account may be invested or reinvested in shares of one or more of the regulated investment companies for which T. Rowe Price Associates, Inc., or any of its affiliates, serves as investment adviser ( "Price Fund") and any other investment permitted under section 408(a) of the Code which the Custodian permits as an investment under this Agreement ("Other Investment Vehicle"). The Investor must provide specific instructions to the Custodian of specific purchases, sales, exchanges and other transactions in the Account. All such transactions must comply with this Agreement and the current prospectus, or other offering materials, of the investment(s) involved. By giving instructions to the Custodian to invest in a Price Fund, the Investor will be deemed to have acknowledged receipt of the current prospectus for such Price Fund. The Custodian shall execute such instructions promptly; provided, however, that neither the Custodian nor any affiliated company shall be obligated to invest any portion of the Investor's initial contribution to his or her Account until seven calendar days shall have elapsed from the date of acceptance of the Investor's Application by the Custodian.

     2.3 Reinvestment of Earnings. All dividends and other distributions received by the Custodian on shares of any Price Fund held in the Account shall be reinvested in additional shares of such Price Fund unless the Investor elects in writing, in the form and manner acceptable to the Custodian, to receive such dividends and other distributions in cash. Dividends, interest or any other distributions received with respect to Other Investment Vehicles held in the Account shall be reinvested in accordance with the Investor's written instructions in the Application or in subsequent written instructions furnished to the Custodian in the form and manner acceptable to the Custodian.

     2.4 Registration of Assets. All assets held in the Account shall be registered in the name of the Custodian for the benefit of the Investor. The Custodian shall deliver, or cause to be delivered, to the Investor all notices, prospectuses, financial statements, proxies and proxy solicitation materials relating to the Price Fund shares or Other Investment Vehicles held in the Account. The Custodian shall not vote any such shares or Other Investment
Vehicles except in accordance with written instructions received from the Investor; provided, however, that the Custodian may, without written direction from the Investor, vote shares "present" solely for purposes of establishing a quorum.

     2.5 Impermissible Investments. The Account cannot invest in life insurance contracts or collectibles within the meaning of section 408(m) of the Code. The Account cannot be commingled with other property except in a common trust fund or in a common investment fund.

     2.6 Responsibility of Custodian. The Custodian shall be entitled to rely completely on investment instructions furnished to it by the Investor and shall have no duty or obligation to question such investment instructions. The
Investor acknowledges that the Custodian does not undertake to render any investment advice and that the Custodian is not responsible for any loss which results from the Investor's exercise of (or failure to exercise) investment control. #

Article III - Distribution Rules

     3.1 General Requirements. Subject to the following requirements of this Article, the Investor may elect in a form or manner acceptable to the Custodian to have all or any part of the Account distributed in one or any combination of the following ways:

                        a. single sum payment, or

                        b. monthly, quarterly or annual installment payments.

     3.2 Lifetime Minimum Required Distributions. The entire value of the Account of the Investor will be distributed, or commence to be distributed, no later than the first day of April following the calendar year in which the Investor attains age 70 1/2 (required beginning date), over a period certain not extending beyond the life expectancy of the Investor, or the joint and last survivor expectancy of the Investor and his or her designated beneficiary.

     The amount to be distributed each year, beginning with the first calendar year for which distributions are required and then for each succeeding calendar year, shall not be less than the quotient obtained by dividing the Investor's Account balance as of December 31 of the preceding year by the lesser of (a) the applicable life expectancy, or (b) if the Investor's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 or Q&A-5, as applicable, of section 1.401(a)(9)-2 of the Proposed Income Tax Regulations or any successor regulation.

     Distributions after the death of the Investor shall be distributed using the applicable life expectancy as the relevant divisor without regard to proposed regulations section 1.401(a)(9)-2.

     Life expectancy is computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Investor by the time distributions are required to begin, life expectancies shall not be recalculated. Such election shall be irrevocable by the Investor and shall apply to all subsequent years. The life expectancy of a non-spouse beneficiary may not be recalculated even if the Investor elects to recalculate life expectancies annually. Instead, if the Investor elects recalculation, life expectancy will be calculated using the attained age of such beneficiary during the calendar year in which the Investor attains age 70 1/2, and payments for subsequent years shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

     3.3 Minimum Required Distributions Upon Death.

     a. If the Investor dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Investor's death.

     b. If the Investor dies before distribution of his or her interest begins, distribution of the Investor's entire Account shall be completed by December 31 of the calendar year containing the fifth anniversary of the Investor's death except to the extent that an election is made to receive distributions in accordance with (i), (ii) or (iii) below:

     (i) If the Investor's interest is payable to a designated beneficiary, then the entire interest of the Investor may be distributed over a period certain not great er than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Investor died.

     (ii) If the designated beneficiary is the Investor's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Investor died, or (2) December 31 of the calendar year in which the Investor would have attained age 70 1/2.

     (iii) If the designated beneficiary is the Investor's surviving spouse, the spouse may elect to treat the Account as his or her own individual retirement arrangement (IRA) by giving written notice of such election to the Custodian at least 30 days before distribut ions are required to begin under (ii) above.

     c. Life expectancy is computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations. For purposes of distributions beginning after the Investor's death, unless otherwise elected by the surviving spouse by the time distributions are required to begin, life expectancies shall not be recalculated annually. An election to recalculate life expectancies annually shall be irrevocable by the surviving spouse and shall apply to all subsequent years. In the case of any other designated beneficiary, life expectancies shall be calculated using the attained age of such beneficiary during the calendar year in which distributions are required to begin pursuant to this section, and payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

     d. Distributions under this section are considered to have begun if the distributions are made on account of the Investor reaching his or her required beginning date. If the Investor receives distributions prior to the required beginning date and the Investor dies, distributions will not be considered to have begun.

     3.4 Aggregation of IRAs for Purposes of Minimum Required Distributions. An Investor (or beneficiary, if applicable) may satisfy the minimum distribution requirements described above and under sections 408(a)(6) and 408(b)(3) of the Code by receiving a distribution from one IRA that is equal to the amount required to satisfy the minimum distribution requirements for two or more IRAs. For this purpose, the Investor may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above. Accordingly, if the Investor fails to elect one of the described methods of distribution before the required beginning date, the Custodian will assume the Investor has received the minimum required distribution from another source.

     3.5 Responsibility of Custodian. The Custodian will not assume any responsibility to make any distribution from the Account except at the written direction of the Investor (or beneficiary, if applicable). Furthermore, the Custodian shall have no responsibility for the tax consequences of any distribution, or the failure to elect any distribution, from the Account; such responsibility is solely that of the Investor (or beneficiary, if applicable).

     3.6 Beneficiary Designation. The Investor may designate and change his beneficiary or beneficiaries by filing a written designation with the Custodian prior to the Investor's death in the form or manner acceptable to the Custodian. If no such designation is in effect at the time of the Investor's death, the beneficiary shall be the Investor's surviving spouse, or, if there is no surviving spouse, then the estate of the Investor.

Article IV - Reporting, Disclosure and Charges

     4.1 Investor Information. The Investor agrees to provide in the manner requested by the Custodian any information that may be necessary for the Custodian to prepare reports required by the IRS.

     4.2 Custodian Reports. The Custodian agrees to submit reports to the IRS and to the Investor which contain information prescribed by the IRS. Within 60 days after the close of each calendar year, or after the Custodian's resignation or removal pursuant to Section 7.1, the Custodian shall send to the Investor a written report reflecting the transactions made during such period and the market value of the Account at the close of the period. If, within 60 days after receiving such report, the Investor does not object in writing to any specific item in such report, the accounting in such report shall be deemed final and the Custodian shall, to the extent permitted by applicable law, be forever released and discharged from all liability and accountability with respect to items set forth in such report.

     4.3 Custodian Fees and Expenses. The Custodian shall be entitled to such fees for maintaining and administering the Account as it may establish from time to time and which may be changed by it at any time upon 30 days' written notice to the Investor. All such fees, and all other expenses incurred in maintaining the Account (including, but not limited to, taxes, brokerage commissions and transfer taxes) shall be charged to the Account unless, with the consent of the Custodian, all or part of such fees and expenses are paid by the Investor.

Article V - Additional Provisions Regarding the Custodian

     5.1 Duties of Custodian. The parties do not intend to confer any fiduciary duties on the Custodian, and none shall be implied. The Custodian may rely conclusively upon and shall be protected in acting upon any written order from the Investor or the Investor's beneficiary or any other notice, request, consent or certificate believed by it to be genuine. The Custodian may perform any of its administrative duties through other persons designated by the Custodian from time to time, except that assets must be registered as stated in Section 2.4. No such delegation or future change therein shall be considered as an amendment of this Agreement.

     5.2 Indemnification. To the extent permitted by applicable law, the Investor shall fully indemnify the Custodian and hold it harmless from any and all liability whatsoever which may arise in connection with this Agreement and matters which it contemplates except those which arise due to the Custodian's gross negligence or willful misconduct. The Custodian shall not be obligated or expected to commence or defend any legal action or proceeding in connection with this Agreement unless agreed upon by the Custodian and the Investor and unless the Custodian is fully indemnified for so doing to the Custodian's satisfaction.

Article VI - Amendment

     6.1 General. The Sponsor reserves the right to amend the Agreement at any time in any manner which would not cause the Agreement to be disqualified under section 408 of the Code. Any amendment by the Sponsor shall be effective upon communication, in writing, to the Investor, and the Investor shall be deemed to have consented thereto unless, within 30 days after such communication to the Investor is mailed, the Investor gives the Custodian a proper written order for a lump-sum distribution or a transfer of the entire Account.

     6.2 Exceptions. This Article shall not be construed to restrict the Custodian's freedom to agree with the Price Funds upon the terms by which Price Funds may be offered or chosen for investment in the Account. Also, this Article VI shall not be construed to restrict any change in fees made as provided in
Section 4.3. No such agreement or change shall be deemed to be an amendment of this Agreement.

Article VII - Resignation or Removal of Custodian

     7.1 General. The Custodian may resign and appoint a successor custodian at any time upon at least thirty days' prior written notice to the Investor. The Investor may remove the Custodian and designate a successor custodian at any time upon thirty days' prior written notice to the Custodian. Upon such resignation or removal, and upon receipt by the Custodian of written acceptance of its appointment by the successor custodian, which must be a bank or other person qualified to serve as a custodian under section 408 of the Code, the Custodian shall transfer to such successor custodian the assets of the Account and all pertinent records (or copies thereof), provided that (if so requested by the Custodian) such successor custodian agrees not to dispose of any such records without the Custodian's consent. The Custodian is authorized, however, to reserve such a portion of such assets as it may deem advisable for payment for all its fees, compensation, costs and expenses, or for payment of any other liabilities constituting a charge on or against the assets of the Account or on or against the Custodian, with any balance of such reserve remaining after the payment of all such items to be paid over to the successor custodian. If, within thirty days after the Custodian's resignation or removal, or such longer time as the Custodian may agree to, the Investor or Custodian has not appointed a successor custodian which has accepted such appointment, the Custodian shall terminate the Account pursuant to Article VIII.

     7.2 Responsibility of Custodian. After the Custodian has transferred the Account assets (including any reserve balance as contemplated above) to the successor custodian, the Custodian shall be relieved of all further liability with respect to this Agreement, the Account and the assets thereof.

Article VIII - Termination of Account

     8.1 General. The Investor may terminate the Account at any time upon prior written notice to the Custodian. The Custodian shall terminate the Account if, within the time specified in Section 7.1 after the Custodian's resignation or removal, neither the Investor nor the Custodian have appointed a successor custodian which has accepted such appointment. Termination of the Account shall be effected by distributing all assets thereof in a lump sum to the Investor, subject to the Custodian's right to reserve funds as provided in Section 7.1.

     8.2 Responsibility of Custodian. Upon termination of the Account, this Agreement shall terminate and have no further force and effect, and the Custodian shall be relieved from all further liability with respect to this Agreement, the Account and all assets thereof so distributed.

Article IX - Miscellaneous

     9.1 Governing Law. This Agreement shall be construed and enforced according to the laws of the State of Maryland; however, it is intended that this Agreement create an Account for a qualified individual retirement account under the Code, and this Agreement shall be construed so as to accomplish that purpose.

     9.2 Gender; Plural. Whenever used in this Agreement, personal pronouns are deemed to mean masculine and feminine. The singular form, whenever used herein, shall mean or include the plural form where applicable, and vice versa.

     9.3 Notices. Any notice, accounting or other communication which the Custodian may give the Investor shall be deemed given when mailed to the Investor at the address on record with the Custodian. All notices the Investor is required to give to the Custodian shall be deemed given when received by the Custodian at its principal office.

     9.4 Enforceability. If any provision of this Agreement shall be for any reason invalid or unenforceable, the remaining provisions shall, nevertheless, continue in effect and shall not be invalidated thereby unless they are rendered unconscionable, inadequate or incapable of being interpreted as a result of the deletion of the invalid or unenforceable portions of the Agreement.

     9.5 Exclusive Benefit; Nonforfeitability. The Account has been created for the exclusive benefit of the Investor and his or her beneficiaries. The interest of the Investor in the Account shall at all times be nonforfeitable, but shall be subject to the fees, expenses and charges described in Sections 4.3, 7.1 and 8.1.

     9.6 Prohibition Against Assignment. Other than as provided in Sections 4.3,
7.1 and 8.1, no interest, right or claim in or to any portion of the Account or any payment therefrom shall be assignable, transferable or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution or levy of any kind. The Custodian shall not recognize any attempt to do any of the above, except to the extent required by law.


























































          PAGE 2
                         STATEMENT OF ADDITIONAL INFORMATION

                 T. ROWE PRICE SPECTRUM FUND, INC. ("Spectrum Fund")

                         Spectrum Income Fund ("Income Fund")
                         Spectrum Growth Fund ("Growth Fund")

                                    (the "Funds")

                    This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' prospectus dated May 1, 1995, which may be obtained from T. Rowe Price Investment Services, Inc., 100 East Pratt Street,
          Baltimore, Maryland 21202.

                    The date of this Statement of Additional Information is May 1, 1995.
















































          PAGE 3
                                  TABLE OF CONTENTS

                                    Page                              Page

          Capital Stock . . . . . . . 29   Investment Policies  . . . .  4
          Code of Ethics  . . . . . . 20   Investment Program   . . . .  3
          Custodian . . . . . . . . . 20   Investment Restrictions  . . 11
          Distributor for the Funds . 19   Legal Counsel  . . . . . . . 30
          Dividends . . . . . . . . . 21   Management of the Funds  . . 14
          Federal and State . . . . . .    Net Asset Value Per Share  . 21
           Registration of Shares . . 30   Pricing of Securities  . . . 20
          Independent Accountants . . 30   Principal Holders of
          Investment Management . . . .      Securities   . . . . . . . 16
            Services  . . . . . . . . 16   Repurchase Agreements  . . .  3
          Investment Objectives . . .  3   Special Considerations   . . 10
          Investment Objective
           and Policies . . . . . . .  2   Tax Status   . . . . . . . . 21
          Investment Performance  . . 23   Yield Information  . . . . . 22


                          INVESTMENT OBJECTIVES AND POLICIES

                    The following information supplements the discussion of the Funds' investment objectives and policies discussed in the Funds' prospectus. The Funds' will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. The operating policies of a Fund are subject to change by Spectrum Fund's Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. The fundamental policies of a Fund may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

                                    Spectrum Fund

                    The proliferation of mutual funds has left many investors in search of a means of diversifying among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selections. In response to this need, the Spectrum Fund has been created as a means of providing a simple and effective means of structuring a comprehensive mutual fund investment program. By selecting the Spectrum Growth Fund or Spectrum Income Fund, or a combination of both, investors may choose the investment objective appropriate for their long-term investment goals. The Spectrum Funds will















          PAGE 4
          attempt to achieve these goals by diversification in a selected group of other T. Rowe Price Funds. Although the Spectrum Funds are not asset allocation or market timing funds, each, over time, will adjust the amount of its assets invested in the various other T. Rowe Price Funds as economic, market and financial conditions warrant.


                                INVESTMENT OBJECTIVES

          Spectrum Income Fund

                    The Income Fund's investment objectives are to seek a high level of current income consistent with moderate price fluctuation by investing primarily in a diversified group of T. Rowe Price mutual funds which, in turn, invest principally in fixed-income securities.

          Spectrum Growth Fund

                    The Growth Fund's investment objective is to seek long-term growth of capital and growth of income by investing primarily in a diversified group of T. Rowe Price mutual funds which, in turn, invest principally in equity securities. Current income is a secondary objective of the Fund.

                    Each Fund's share price will fluctuate with changing market conditions and the value of the Underlying Price Funds in which it invests, and your investment may be worth more or less when redeemed than when purchased. The Funds should not be relied upon for short-term financial needs, nor used to play short-term swings in the stock or bond markets. The Funds cannot guarantee they will achieve their objectives.


                                  INVESTMENT PROGRAM

          InterFund Borrowing and Lending

                    Subject to approval by the Securities and Exchange Commission, and certain state regulatory agencies, each Fund may borrow funds from, and certain of the Underlying Price Funds may make loans to and borrow funds from, other Price Funds. These Funds have no current intention of engaging in these practices at this time.

                                Repurchase Agreements

                    Each Fund may enter into repurchase agreements through which investors (such as the Funds) purchases a security (the















          PAGE 5
          "underlying security") from a well-established securities dealer or a bank which is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by Standard & Poor's Corporation, P1 by Moody's Investors Service, Inc., or the equivalent rating by T. Rowe Price Associates, Inc. ("T. Rowe Price"). At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Neither Fund will enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of its net assets would then be invested in such repurchase agreements. The Funds will only enter into a repurchase agreement where (i) the underlying securities are of the type (excluding maturity limitations) which each Fund's investment guidelines would allow it to purchase directly (however, the underlying securities for the Prime Reserve Fund will either be U.S. government securities or securities which, at the time the repurchase agreement is entered into, are rated in the highest rating category by public rating agencies), (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                                 INVESTMENT POLICIES

                    The following is a description of the investment objective and program for each of the Underlying Price Funds.

                                     Income Fund

                    T. Rowe Price Short-Term Bond Fund, Inc. seeks a high level of income consistent with minimum fluctuation in principal value and liquidity. The Fund will invest in a diversified portfolio of short- and intermediate-term corporate, government, and mortgage securities. The fund may also invest in other types of securities such as bank obligations, collateralized mortgage-obligations (CMOs), foreign securities, hybrids, and















          PAGE 6
          futures and options. Under normal circumstances, at least 65% of the Fund's total assets will be invested in short-term bonds. In this regard, the dollar-weighted average effective maturity will not exceed three years, and the Fund will not purchase any security whose effective maturity, average life or tender date, measured from the date of settlement, exceeds seven years. The Fund will purchase securities rated within the four highest credit categories by at least one established public rating agency (or, if unrated, a T. Rowe Price equivalent). Short and intermediate-term securities typically yield more than money market securities, but less than longer term securities. Also, share price fluctuations should be lower than a mutual fund investing in longer term securities.

                    T. Rowe Price GNMA Fund seeks to provide high level of current income consistent with maximum credit protection and moderate price fluctuation by investing exclusively in securities backed by the full faith and credit of the U.S. government and instruments involving these securities. The fund invests primarily in mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA), an agency of the Department of Housing and Urban Development (HUD). The GNMA guarantee does not apply in any way to the price of GNMA securities or the fund, both of which will fluctuate with market conditions. The fund can also purchase bills, notes and bonds issued by the U.S. Treasury as well as related futures, other agency securities backed by the full faith and credit of the U.S. Government; and securities involving GNMAs, such as CMO's and stripped certificates (securities that receive only the interest or principal portion of the underlying mortgage payments).

                    Mortgage-Backed Securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the fund.
          This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the fund. This principal is returned to the fund at par. As result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities















          PAGE 7
          market in general may be adversely affected by changes in governmental regulation or tax policies. As a result the actual or "effective" maturity of a mortgage-backed security is virtually always shorter than its stated maturity.

                    T. Rowe Price International Bond Fund seeks a high level of current income and capital appreciation by investing in a diversified portfolio of high-quality nondollar-denominated, government and corporate bonds outside the U.S. The Fund also seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure.

                       The Fund will invest primarily (at least 65% of assets) in debt securities that are considered high quality at the time of purchase. The Fund may also invest up to 20% of its total assets in below investment grade, high-risk ("junk") bonds, including bonds in default or those which have received the lowest rating.

                    Rowe Price-Fleming International, Inc. ("Price-Fleming"), the Fund's investment manager, will base its investment decisions on fundamental market attractiveness, currency trends, local market factors and credit quality. The Fund will generally invest in countries where the combination of fixed income market returns and currency exchange rate movements is attractive, or, if the currency trend is unfavorable, where the currency risk can be minimized through hedging.

                    Although the fund expects to maintain an intermediate to long weighted average maturity, it has no maturity restrictions on the overall portfolio or on individual securities. Normally, the fund does not hedge its foreign currency exposure back to the dollar, nor involve more than 50% of total assets in cross hedging transactions. Therefore, changes in foreign interest rates and currency exchange rates are likely to have a significant impact on total return and the market value of portfolio securities. Such changes provide greater opportunities for capital gains and greater risks of capital loss. Price-Fleming attempts to reduce these risks through diversification among foreign securities and active management of maturities and currency exposures.

                    The Fund will normally not hedge its foreign currency exposure back to the dollar and will normally have no more than 50% of the value of its total assets involved in cross hedging transactions. Therefore, its total return, and, in particular, the principal value of its foreign-currency-denominated debt securities, is likely to be significantly affected by changes in foreign interest rate levels and foreign currency exchange rates. These changes provide greater opportunity for capital gains as















          PAGE 8
          well as greater risks of capital loss. Exchange rate movements can be large and endure for extended periods of time. Price-Fleming will attempt to reduce the risks associated with investments in international fixed income securities through portfolio diversification and active management of the Fund's maturity structure and currency exposure.

                    Because Price-Fleming currently expects to invest a large percentage of assets in foreign government securities in order to maintain liquidity and to reduce credit risk, the Fund has registered as a "non-diversified" investment company. The Fund may, for temporary defensive purposes, invest, without limitation, in U.S. dollar-denominated debt securities.

                    T. Rowe Price High Yield Fund, Inc. has high current income and, secondarily, capital appreciation as its objective. Under normal conditions the fund expects to invest at least 80% of its total assets in a widely diversified portfolio of high-yield bonds (so-called "junk" bonds), and income producing convertible securities and preferred stocks. The fund may also invest in a variety of other securities, including foreign securities, pay-in-kind bonds, private placements, bank loans, hybrid instruments, futures and options. The fund's longer average maturity (expected to be in the 8- to 12- year range), makes its price more sensitive to broad changes in interest rate movements than shorter-term bond funds. The portfolio manager buys defaulted bonds only if significant potential for capital appreciation is expected. In addition, the Fund may invest in medium quality, investment grade securities, and, for temporary defensive purposes, higher quality securities. The Fund may also invest up to 20% of its net assets in non-U.S. dollar-denominated fixed income securities.

          Special Risks of Investing in Junk Bonds

                    The following special considerations are additional risk factors associated with the Fund's investments in lower rated debt securities.

                    Youth and Growth of the Lower Rated Debt Securities Market. The market for lower rated debt securities is relatively new and its growth has paralleled a long economic expansion.
          Past experience may not, therefore, provide an accurate indication of future performance of this market, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing















          PAGE 9
          than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Fund is more speculative than investment in shares of a fund which invests only in higher rated debt securities.

                    Sensitivity to Interest Rate and Economic Changes. Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

                    Liquidity and Valuation. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or nonrated securities, these securities will be valued by a method that the Fund's Board of Directors believes accurately reflects fair value. Judgment plays a greater role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

















          PAGE 10
                    Congressional Action. New and proposed laws may have an impact on the market for lower rated debt securities. For example, as a result of the Financial Institution's Reform, Recovery, and Enforcement Act of 1989, savings and loan associations must dispose of their high yield bonds no later than July 1, 1994. Qualified affiliates of savings and loan associations, however, may purchase and retain these securities, and savings and loan associations may divest these securities by sale to their qualified affiliates. T. Rowe Price is unable at this time to predict what effect, if any, the legislation may have on the market for lower rated debt securities.

                    Taxation. Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

                    T. Rowe Price New Income Fund, Inc. seeks the highest level of income over time consistent with the preservation of capital through investment primarily in marketable debt securities. The Fund invests in long, intermediate and short-term debt securities. The Fund has no maturity restrictions, but the average portfolio maturity is generally expected to be between four and 15 years although it may vary significantly. At least 80% of the Fund's total assets will be invested in income-producing, investment-grade instruments, including (but not limited to) U.S. Government and agency obligations, mortgage-backed securities, corporate debt securities, asset-backed securities, bank obligations, CMO's, commercial paper, foreign securities, and others. The Fund will purchase securities rated investment grade by at least one of the established public rating agencies (e.g., AAA, AA, A, or BBB by Standard & Poor's Corporation (S&P) or Aaa, Aa, A, or Baa by Moody's investors Services, Inc. (Moody's)) or, if unrated, are of equivalent investment quality as determined by the Fund's investment manager, T. Rowe Price. Debt securities within the top two credit categories comprise what are generally known as high-grade bonds. Medium-grade bonds (e.g., BBB by S&P) are more susceptible to adverse economic conditions or changing circumstances than higher grade bonds. The Fund may invest up to 5% of net assets in securities rated at the time of purchase within T. Rowe Price top four credit categories without regard to the public agency ratings. Without regard to quality, the Fund may invest up to 25% of its total assets (not including cash) in preferred and common stocks and convertible securities, convertible into or which carry warrants for common stocks or















          PAGE 11
          other equity securities. The Fund may also invest up to 20% of its net assets in non-U.S. dollar-denominated fixed income securities.

                                     Growth Fund

                    T. Rowe Price Growth & Income Fund, Inc. seeks long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying stocks with prospects for appreciation and increasing dividends. The Fund's assets are invested primarily in common stocks of companies whose earnings are expected by T. Rowe Price to grow at a rate in excess of that of common stocks in general and are adequate to support a growing dividend. To further its objectives, the Fund may also purchase common stocks which do not provide current income, but which offer prospects for capital appreciation and future income. Relative value (based on a company's asset value or projected earnings growth), dividend yield, and potential for dividend and earnings growth are the predominant considerations in evaluating prospective Fund holdings.

                    In seeking to achieve its investment objective, the Fund may invest in companies which are believed to be undervalued or out of favor in the eyes of the investment community. An undervalued company is generally one where (1) the stock/bond price is low in relation to the general market, industry standards or a company's historical record based on an evaluation of various financial measures such as earnings, cash flow, book value and dividends; or (2) potential value exists because of a) a company's assets, such as real estate, which are carried on a company's books at lower than market value, or b) intangibles, such as franchise value, a dominant market share in the industry or a well-known brand name.

                    Although the Fund will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities (25% of total assets), convertible securities and warrants, when considered consistent with the Fund's investment objectives and program. The Fund may also engage in a variety of investment management practices, such as buying and selling futures and options. The Fund's investments in convertible securities, preferred stocks and debt securities are limited to 30% of the Fund's total assets. The Fund's investments in non-investment grade debt securities are limited to 10% of total assets.

                    T. Rowe Price International Stock Fund seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.















          PAGE 12

                    The Fund intends to diversify investments broadly among countries and to normally have at least three different countries represented in the portfolio. The Fund may invest in countries of the Far East and Europe as well as Africa, Australia, Canada, and other areas (including newly industrialized and emerging countries).

                    The Fund expects to invest substantially all of its assets in common stocks. However, the Fund may also invest in a variety of other equity related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the Fund's investment objective and program. The Fund may also engage in a variety of investment management practices, such as buying and selling futures and options. The Fund's investments in securities other than common stocks is, under normal market conditions, limited to no more than 35% of total assets.
          However, for temporary defensive purposes, the Fund may invest all or a significant portion of its assets in U.S. government and corporate debt obligations. The Fund will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the Fund from retaining a security downgraded to below investment grade after purchase.

                    T. Rowe Price New Era Fund, Inc. seeks long-term capital appreciation by investing primarily in common stocks of companies that own or develop natural resources and other basic commodities, as well as through investment in stocks of selected, non-resource growth companies. Current income is not a factor in the selection of stocks for investment by the Fund. The Fund invests in a diversified group of companies whose earnings and/or value of tangible assets are expected to grow faster than the rate of inflation over the long term. T. Rowe Price believes the most attractive opportunities which satisfy the Fund's objective are in companies which own or develop natural resources and in companies where management has the flexibility to adjust prices or the ability to control operating costs. The percentage of the Fund's assets invested in natural resource and related businesses versus the percentage invested in non-resource companies may vary greatly depending upon economic and monetary conditions and the outlook for inflation. The earnings of natural resource companies may be expected to follow irregular patterns, because these companies are particularly influenced by the forces of nature and international politics. Companies which own or develop real estate might also be subject to irregular fluctuations of earnings, because these companies are affected by changes in the availability of money, interest rates, and other factors.
















          PAGE 13
                       Although the Fund will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities (35% of total assets), convertible securities and warrants, when considered consistent with the Fund's investment objective and program. The Fund may also engage in a variety of investment management practices, such as buying and selling futures and options. The Fund's investments in non-investment grade debt securities are limited to 10% of total assets.

                    T. Rowe Price Growth Stock Fund, Inc. seeks long-term growth of capital and increasing dividend income through investment primarily in common stocks of well-established growth companies. The fund will invest primarily in the common stocks of a diversified group of growth companies. A growth company is defined as one which: (1) has demonstrated historical growth of earnings faster than the growth of inflation and the economy in general; and (2) has indications of being able to continue this growth pattern in the future. While current dividend income is not a prerequisite in the selection of a growth company, the companies in which the Fund will invest normally have a record of paying dividends and are generally expected to increase the amounts of such dividends in future years as earnings increase.

                    Although the Fund will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities (30% of total assets), convertible securities and warrants, when considered consistent with the Fund's investment objectives and program. The Fund may also engage in a variety of investment management practices, such as buying and selling futures and options.

                    T. Rowe Price New Horizons Fund, Inc. seeks long-term growth of capital through investment primarily in common stocks of small, rapidly growing companies. The fund will invest primarily in a diversified group of small, emerging growth companies. It seeks to invest early in the corporate life cycle and before a company becomes widely-recognized by the investment community. The Fund may also invest in companies which offer the possibility of accelerating earnings growth because of rejuvenated management, new products, or structural changes in the economy. Current income is not a factor in the selection of stocks.

                    Investors should realize that the very nature of investing in small companies involves greater risk than is customarily associated with more established companies. The Fund is designed for long-term investors who are willing to accept greater investment risks in search of substantial long-term rewards. Small companies often have limited product lines,















          PAGE 14
          markets, or financial resources, and they may be dependent upon a small group of inexperienced managers. The securities of small companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. However, small companies may offer greater opportunities for capital appreciation than larger, more established companies. In addition, small companies are often overlooked by the investment community. Therefore, these securities may be undervalued and provide the potential for significant capital appreciation.

                    Although the Fund will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities (10% of total assets), convertible securities and warrants, when considered consistent with the Fund's investment objective and program. The Fund may also engage in a variety of investment management practices, such as buying and selling futures and options.

                               Income and Growth Funds

                    T. Rowe Price Prime Reserve Fund, Inc. is a money market fund which maintain a stable share price of $1.00. This policy has been maintained since its inception; however, the $1.00 price is not guaranteed or insured by the U.S. government, nor is its yield fixed. The Fund generally purchases securities which mature in 13 months or less, although the Fund may purchase U.S. government securities with a maturity of up to 25 months. The dollar-weighted average maturity of the Fund will not exceed 90 days.

                    The objectives of the Fund are preservation of capital, liquidity, and, consistent with these objectives, the highest possible current income through investments primarily in high-quality money market securities. To achieve its objectives, the Fund invests in a diversified portfolio of domestic and foreign U.S. dollar-denominated money market securities rated within the two highest credit categories assigned by established rating agencies or, if not rated, of equivalent investment quality as determined by the Fund's investment manager, T. Rowe Price.

                    The Fund will invest at least 95% of its total assets in prime money market instruments--that is, securities which are rated within the highest credit category assigned by at least two established rating agencies (or one rating agency if the security is rated by only one, or, if not rated, T. Rowe Price's equivalent). A security is considered rated if the security itself, the issuer, or a comparable security of the issuer is rated. T. Rowe Price subjects all securities eligible for investment to its own credit analysis and considers all Fund's















          PAGE 15
          securities may have adjustable rates of interest with periodic demand features.

                    T. Rowe Price Equity Income Fund seeks to provide substantial dividend income as well as long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Fund emphasizes companies with favorable prospects for increasing dividend income, and secondarily, capital appreciation. Over time, the income component (dividends and interest earned) of the Fund's investments is expected to be a significant contributor to the Fund's total return. The Fund's income yield is expected to be significantly above that of the Standard & Poor's 500 Stock Index.

                    To achieve its objective, the Fund will, under normal circumstances, invest at least 65% of its assets in income-producing common stocks, whose prospectus for dividend growth and capital appreciation are considered favorable by T. Rowe Price. To enhance capital appreciation potential, the Fund also uses a value-oriented approach, which means it invests in stocks it believes are currently undervalued. The Fund's investments will generally be made in companies which share some of the following characteristics:

                    o  established operating histories;
                    o above-average current dividend yields relative to the S&P 500;
                    o  low price/earnings ratios relative to the S&P 500;
                    o sound balance sheets and other financial characteristics; and
                    o low stock price relative to company's underlying value as measured by assets, earnings, cash flow or business franchises.

                    The Fund may also invest its assets in fixed income securities (corporate, government, and municipal bonds of various maturities). The Fund would invest in municipal bonds when the expected total return from such bonds appears to exceed the total returns obtainable from corporate or government bonds of similar credit quality. Interest earned on municipal bonds purchased by the Fund will be taxable income to Fund shareholders. Although the Fund will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities (25% of total assets), convertible securities and warrants, when considered consistent with the Fund's investment objective and program. The Fund may also engage in a variety of investment management practices, such as buying and selling futures and options.
















          PAGE 16
                                SPECIAL CONSIDERATIONS

                    Prospective investors should consider that certain Underlying Price Funds (the "Price Funds") may engage in the following:

                    (1)     Foreign Currency Transactions.  Enter into
                         foreign currency transactions. Since investments in foreign companies will usually involve currencies of foreign countries, and the International Bond and International Stock Funds, as well as certain other Price Funds, will hold funds in bank deposits in foreign custodians during the completion of investment programs, the value of the assets of the Price Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these Price Funds may incur costs in connection with conversions between various currencies. The Price Funds will generally conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Price Funds will generally not enter into a forward contract with a term of greater than one year. Although foreign currency transactions will be used primarily to protect the Price Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

                    (2) Lending Portfolio Securities. Lend portfolio securities for the purpose of realizing additional income. The Price Funds may lend securities to broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

                    (3)  Futures Contracts and Options (types of
                         potentially high-risk derivatives). Enter into interest rate, stock index or currency futures contracts. Certain Price Funds may enter into















          PAGE 17
                         such contracts (or options thereon), or a combination of such contracts, (1) as a hedge against changes in prevailing levels of interest rates, price movements or currency exchange rates in the Price Funds' portfolios in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Price Funds; (2) as an efficient means of adjusting the Price Funds' exposure to the markets; or (3) to adjust the duration of the Price Funds' portfolios. Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each Price Fund's net asset value. Certain Price Funds may also purchase and sell call and put options on securities, currencies and financial and stock indices. The aggregate market value of each Fund's currencies or portfolio securities covering call or put options will not exceed 25% of a Fund's net assets. Futures contracts and options can be highly volatile and could result in reduction of a Price Fund's total return and a Price Fund's attempt to use such investments for hedging purposes may not be successful.


              FOR MORE INFORMATION ABOUT AN UNDERLYING PRICE FUND, CALL
                           1-800-638-5660 (1-410-547-2308).


                               INVESTMENT RESTRICTIONS

                    Fundamental policies of the Funds may not be changed without the approval of the lesser of (1) 67% of the Funds' shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Funds' outstanding shares. Other restrictions, in the form of operating policies, are subject to change by Spectrum Fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund.

                                 Fundamental Policies

                    As a matter of fundamental policy, each Fund may not:


















          PAGE 18
                    (1) Borrowing. Borrow money, except each Fund may borrow from banks or other Price Funds as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of its total assets valued at market. Each Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities (see page __ of the prospectus). Interest paid on any such borrowings will reduce net investment income;

                    (2) Commodities. Purchase or sell commodities or commodity or futures contracts;

                    (3) Loans. Make loans, although the Funds may purchase money market securities and enter into repurchase agreements;

                    (4) Margin. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

                    (5) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Funds as security for indebtedness except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of each Fund's total assets, valued at market;

                    (6) Real Estate. Purchase or sell real estate (although each Fund may purchase money market securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

                    (7)  Senior Securities.  Issue senior securities;

                    (8)  Short Sales.  Effect short sales of securities; or

                    (9) Underwriting. Underwrite securities issued by other persons, except to the extent the Funds may be deemed to be underwriters within the meaning of the Securities Act of 1933 in connection with the purchase and sale of their portfolio securities in the ordinary course of pursuing their investment programs.
















          PAGE 19
                                  Operating Policies

                    As a matter of operating policy, each Fund may not:

                    (1) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

                    (2) Illiquid Securities. Purchase a security if, as a result of such purchase, more than 10% of the value of each Fund's net assets would be invested in illiquid securities or other securities that are not readily marketable, including repurchase agreements which do not provide for payment within seven days, provided that each Fund will not invest more than 5% of the value of its total assets in restricted securities (other than securities eligible for resale under Rule 144A under the Securities Act of 1933);

                    (3) Oil and Gas Programs. Purchase participations or other direct interests or enter into leases with respect to, oil, gas, other mineral exploration or development programs;

                    (4)  Options.  Invest in options;

                    (5) Ownership of Portfolio Securities by Officers and Directors. Purchase or retain the securities of any issuer if, to the knowledge of the Funds' management, those officers and directors of Spectrum Fund, and of its investment manager, who each owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

                    (6) Unseasoned Issuers. Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government or any foreign government, their agencies or instrumentalities or shares of Price mutual funds) if, as a result, more than 5% of the value of each Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, including predecessors and unconditional guarantors; or

                    (7)  Warrants.  Invest in warrants.

















          PAGE 20
                    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-17242, November 29, 1989): (i) the Funds may own in the aggregate up to 15% of the total outstanding voting securities of certain registered investment companies which are members of the
          T. Rowe Price family of funds (The fund has applied to the Securities and Exchange Commission for permission to raise this limit to 30%. If this request is granted, the fund could own in the aggregate up to 30% of an Underlying Price Fund's outstanding voting securities.), (ii) each Fund, in accordance with its prospectus, may invest more than 5% of its assets in any one such investment company, and (iii) each Fund may invest more than 10% of its assets, collectively, in registered investment companies which are members of the T. Rowe Price family of funds.

                    Because of their investment objectives and policies, the Funds will each concentrate more than 25% of their assets in the mutual fund industry. In accordance with the Funds' investment programs set forth in the prospectus, each of the Funds may invest more than 25% of its assets in certain of the Underlying Price Funds. However, each of the Underlying Price Funds in which each Fund will invest (other than New Income Fund, Short-Term Bond Fund, High Yield Fund and International Bond
          Fund) will not concentrate more than 25% of its total assets in any one industry. The New Income Fund and Short-Term Bond Fund will, under certain conditions, invest up to 50% of their assets in any one of the following industries: gas, utility, gas transmission utility, electric utility, telephone utility and petroleum.

                    The Short-Term Bond Fund, International Bond Fund and High Yield Fund will each normally concentrate 25% or more of their assets in the securities of the banking industry when their position in issues maturing in one year or less equals 35% or more of their total assets.

          Redemptions in Kind

                    In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of either Fund,

          brokerage fees could be incurred by the shareholder in subsequent sale of such securities.

          Issuance of Fund Shares for Securities

                    Transactions involving issuance of a fund's shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the















          PAGE 21
          investment objectives and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international market; and (d) are not illiquid.


                               MANAGEMENT OF THE FUNDS


                    The management of each Fund's business and affairs is the responsibility of the Board of Directors for Spectrum Fund. In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreement (see page
          18) and policies and guidelines included in an Application for an Exemptive Order (and accompanying Notice and Order issued by the Commission). A majority of Spectrum Fund's directors will be non-interested persons as defined in Section 2(a)(19) of the 1940 Act and none of these independent directors will be directors of any Underlying Price Fund. However, the interested directors and the officers of Spectrum Fund and T. Rowe Price also serve in similar positions with most of the Underlying Price Funds. Thus, if the interests of a Fund and the Underlying Price Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how this latter group of persons fulfill their fiduciary duties to that Fund and the Underlying Price Funds. The directors of Spectrum Fund believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for Spectrum Fund or the Growth Fund or Income Fund separately, could be adverse to the interests of an Underlying Price Fund, or the reverse could occur. If such a possibility arises, the directors and officers of the affected funds and T. Rowe Price will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the Underlying Price Funds and other restrictions have been adopted by Spectrum Fund to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

                    The officers and directors of Spectrum Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, Spectrum Fund's directors who are considered "interested persons" of T. Rowe Price or the Fund as defined under Section 2(a)(19) of the Investment Company Act of















          PAGE 22
          1940 are noted with an asterisk (*). Mr. Riepe is referred to as an inside director by virtue of his directorship and employment by T. Rowe Price.

          *JAMES S. RIEPE, Chairman of the Board--Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc.,
          T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; President and Director, T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.

          JEFFREY H. DONAHUE, Director--Senior Vice President and Chief Financial Officer of The Rouse Company, a full-service real estate and development company, Columbia, Maryland; Address:
          10275 Little Patuxent Parkway, Columbia, Maryland 21044
          A. MACDONOUGH PLANT, Director--Partner, law firm of Stewart, Plant & Blumenthal; (formerly until 4/91) Partner, law firm of Semmes, Bowen & Semmes, Baltimore, Maryland; Address: Suite 910, 7 Seven St. Paul Street, Baltimore, Maryland 21202
          PETER VAN DYKE, President--Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company
          STEPHEN W. BOESEL, Vice President--Vice President, T. Rowe Price GEORGE J. COLLINS, Vice President--President, Chief Executive Officer, and Managing Director, T. Rowe Price; Director, Price-Fleming, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.; Chartered Investment Counselor

          HENRY H. HOPKINS, Vice President--Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.
          EDMUND M. NOTZON, Vice President--Vice President, T. Rowe Price and T. Rowe Price Trust Company; formerly, (1972-1989) charter member of the U.S. Senior Executive Service and Director, Analysis and Evaluation Division in the Office of Water Regulations and Standards of the U.S. Environmental Protection Agency
          CHARLES P. SMITH, Vice President--Managing Director, T. Rowe Price; Vice President, Price-Fleming
          M. DAVID TESTA, Vice President--Managing Director, T. Rowe Price;

          Chairman of the Board, Price-Fleming; Director and Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst
          LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price
             PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
          CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company















          PAGE 23
          DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price,
          T. Rowe Price Services, Inc., and T. Rowe Price Trust Company ROGER L. FIERY, III, Assistant Vice President--Vice President,
          T. Rowe Price and Price-Fleming
          EDWARD T. SCHNEIDER, Assistant Vice President--Assistant Vice President, T. Rowe Price; Vice President, T. Rowe Price Services, Inc.
          INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T.
          Rowe Price

          JUDITH B. WARD, Assistant Vice President--Employee, T. Rowe Price

                                  COMPENSATION TABLE
          _________________________________________________________________
                                            Pension or   Total Compensation
                                            Retirement      from Fund and
           Name of            Aggregate      Benefits       Fund Complex
           Person,          Compensation    Accrued as         Paid to
          Position          from Fund(a)  Part of Fund(b)   Directors(c)
          _________________________________________________________________
             Spectrum Income

          Jeffrey H. Donahue,   $7,972         N/A            $22,000
          Director


          A. MacDonough Plant,   7,972         N/A             22,000
          Director

          James S. Riepe,           --         N/A                 --
          Director(d)

          Spectrum Growth

          Jeffrey H. Donahue,   $7,028         N/A            $22,000
          Director

          A. MacDonough Plant,   7,028         N/A             22,000
          Director


          James S. Riepe,           --         N/A                 --
          Director(d)

          a Amounts in this column are for the fiscal year January 1, 1994 to December 31, 1994.
          b Not applicable. The funds do not pay pension or retirement benefits to officers or directors of the Fund.
          c Amounts in this column included three funds at December 31, 1994.















          PAGE 24
          d Any director of the fund who is an officer or employee of T. Rowe Price receives no remuneration from the fund.

             The Fund's Executive Committee, comprised of Mr. Riepe and Mr. Plant, have been authorized by the Board of Directors to exercise all powers of the Board to manage Spectrum Fund in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.


             Spectrum Fund's officers will receive no remuneration from the Fund, but are paid by T. Rowe Price. Spectrum Fund's officers and interested directors presently serve as officers or interested directors of most of the Underlying Price Funds. The Underlying Price Funds pay their disinterested directors a director's fee plus a proportionate share of travel and other expenses incurred in attending Board meetings.


                           PRINCIPAL HOLDERS OF SECURITIES

             As of the date of the prospectus, the officers and directors of Spectrum Fund, as a group, owned less than 1% of the outstanding shares of the Fund.



                            INVESTMENT MANAGEMENT SERVICES

             The business of Spectrum Fund will be conducted by its officers, directors, and investment manager in accordance with policies and guidelines set up by Spectrum Fund's directors which were included in the Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-17242, November 29, 1989).

             Each Fund will operate at a zero expense ratio. To accomplish this, the payment of each Fund's operational expenses is subject to the Special Servicing Agreement described below as well as certain undertakings made by T. Rowe Price, under its

          Investment Management Agreement with T. Rowe Price. Fund expenses include: shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors' fees and expenses.

















          PAGE 25
             Special Servicing Agreement. Spectrum Fund has entered into a Special Servicing Agreement ("Agreement") between and among the Underlying Price Funds, T. Rowe Price and T. Rowe Price Services, Inc. ("Price Services"). Under the Agreement, Price Services will act as Shareholder Servicing Agent for Spectrum Fund and arrange for all other services necessary for the operation of Spectrum Fund.

             The Agreement provides that, if the Board of

          Directors/Trustees of any Underlying Price Fund determines that such Underlying Price Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to such Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by each Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.

             The Special Servicing Agreement also gives authority to Spectrum Fund to utilize the Price name so long as (1) the Special Servicing Agreement is in effect, and (2) the assets of the Growth Fund and the Income Fund are invested pursuant to each Fund's objectives and policies in shares of the various Underlying Price Funds (except for such cash or cash items as the directors may determine to maintain from time to time to meet current expenses and redemptions). The Special Servicing Agreement provides that the Funds will utilize assets deposited with the custodian of each Fund from the sale of each Fund's shares to promptly purchase shares of the specified Underlying Price Funds, and will undertake redemption or exchange of such shares of the Underlying Price Funds in the manner provided by the objectives and policies of each Fund.

             Under the Investment Management Agreement with the Funds, and the Special Servicing Agreement, T. Rowe Price has agreed to bear any expenses of Spectrum Fund which exceed the estimated savings to each of the Underlying Price Funds. Of course, shareholders of Spectrum Fund will still indirectly bear their fair and
















          PAGE 26
          proportionate share of the cost of operating the Underlying Price Funds in which the Spectrum Fund invests because, Spectrum Fund, as a shareholder of the Underlying Price Funds, will bear its proportionate share of any fees and expenses paid by the Underlying Price Funds. Spectrum Fund, as a shareholder of the selected Underlying Price Funds, will benefit only from cost-sharing reductions in proportion to its interest in such Underlying Price Funds.



          Services

             Under the Management Agreement with each Fund, T. Rowe Price provides each Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of each Fund in accordance with each Fund's investment objectives, program, and restrictions as provided in their prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of each Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. However, it should be understood that the Funds will invest their assets almost exclusively in the shares of the Underlying Price Funds and such investments will be made without the payment of any commission or other sales charges. In addition to these services, T. Rowe Price provides each Fund with certain corporate administrative services, including: maintaining Spectrum Fund's corporate existence, corporate records, and registering and qualifying each Fund's shares under federal and state laws; monitoring the financial, accounting, and administrative functions of each Fund; maintaining liaison with the agents employed by each Fund such as the custodian and transfer agent; assisting each Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of each Fund without cost to the Fund.

             T. Rowe Price has agreed not to be paid a management fee for performing its services. However, T. Rowe Price and Price-Fleming will receive management fees from managing the Underlying Price Funds in which Spectrum Fund invests.

             Each Fund's Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.















          PAGE 27
             Each Fund's Management Agreement provides that the Fund will bear all expenses of its operations not specifically assumed by
          T. Rowe Price. However, T. Rowe Price will reimburse the Fund for certain expenses which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of such assets, and 1.5% of net assets in excess of $100 million. For the purpose of determining whether the Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If the Fund is entitled to reimbursement, that month's management fee will be reduced or postponed with any adjustment made after the end of the year.

          Management Fees of Underlying Price Funds

             Each Underlying Price Fund pays T. Rowe Price or Price-Fleming a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price or Price-Fleming on the first business day of the next succeeding calendar month and is calculated as described below.


             The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:


























          PAGE 28
                                     Price Funds'
                                Annual Group Base Fee
                            Rate for Each Level of Assets
                          _________________________________

                                  0.480%   First $1 billion
                                  0.450%   Next $1 billion
                                  0.420%   Next $1 billion
                                  0.390%   Next $1 billion

                                  0.370%   Next $1 billion
                                  0.360%   Next $2 billion
                                  0.350%   Next $2 billion
                                  0.340%   Next $5 billion
                                  0.330%   Next $10 billion
                                  0.320%   Next $10 billion
                                  0.310%   Thereafter

                    The Individual Fund Fees and total management fees of the Underlying Price Funds are as follows:

                                            Individual Fee    Total
                                            as a % of Fund Management
                           Name of Fund       Net Assets    Fee Paid


                       International Bond Fund    0.35%        0.69%
                       International Stock Fund   0.35         0.69
                       New Horizons Fund          0.35         0.69
                       High Yield Fund            0.30         0.64
                       Equity Income Fund         0.25         0.59
                       Growth Stock Fund          0.25         0.59
                       New Era Fund               0.25         0.59
                       GNMA Fund                  0.15         0.49
                       Growth & Income Fund       0.25         0.59
                       New Income Fund            0.15         0.49
                       Short-Term Bond Fund       0.10         0.44
                       Prime Reserve Fund         0.05         0.39


                    Based on combined Price Funds' assets of approximately $36 billion at December 31, 1994, the Group Fee was 0.34%. The total combined management fee for each of the Underlying Price Funds would have been an annual rate as shown above.

                    For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc. (excluding the Spectrum Fund, Equity Index Fund, and any institutional or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.












          PAGE 29
                    The monthly Fund Fee for each Underlying Price Fund ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the individual Fund Fee Rate for each Fund and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.


                              DISTRIBUTOR FOR THE FUNDS

                    T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly-owned subsidiary of T. Rowe Price, serves as Spectrum Fund's distributor, on behalf of the Income and Growth Fund. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of Spectrum Fund's shares is continuous.

                    Investment Services is located at the same address as

          Spectrum Fund and T. Rowe Price -- 100 East Pratt Street, Baltimore, Maryland 21202.

                    Investment Services serves as distributor to Spectrum Fund, on behalf of the Income and Growth Fund, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides for each Fund to pay its fees and expenses in connection with registering and qualifying its shares under the various state "blue sky" laws; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders. However, all such fees and expenses are subject to the Special Servicing Agreement.


                    The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling shares for each Fund; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares for each Fund, except for those fees and expenses specifically assumed by the Funds. Investment Services' expenses are paid by T. Rowe Price.















          PAGE 30
                    Investment Services acts as the agent of Spectrum
          Fund, on behalf of the Income and Growth Fund, in connection with the sale of the shares for each Fund in all states in which the shares are qualified and in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for each Fund's shares at net asset value. No sales charges are paid by investors or the Fund.



                                      CUSTODIAN

                    State Street Bank and Trust Company (the "Bank"), under an agreement with Spectrum Fund, on behalf of the Income and Growth Fund, serves as the custodian for each Fund's securities and cash, but it does not participate in the Funds' investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry system, or the security depository system of the Depository Trust Corporation. The Bank maintains shares of the Underlying Funds in the book entry system of such funds transfer agent. T. Rowe Price Services, Inc. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110. Payments of the fees and expenses of the Income and Growth Funds under the Custodian Agreement are subject to the Special Servicing Agreement.


                                    CODE OF ETHICS

                    The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in any personal securities transactions. In addition, all employees must report their personal securities transactions within ten days of their execution. Employees will not be permitted to effect transactions in a security: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within five days; or the security is subject to internal trading restrictions. In addition, employees are prohibited from engaging in short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.
















          PAGE 31
                                PRICING OF SECURITIES

                    The securities of the Underlying Price Funds held by each Fund are valued at the net asset value of each Underlying Price Fund. For the Growth Fund, short-term money market investments are valued at cost which, when combined with accrued interest receivable, approximates market value. For the Income Fund, securities with less than one year to maturity are stated at fair value which is determined by using a matrix system that establishes a value for each security based on money market yields.


                              NET ASSET VALUE PER SHARE

                    The purchase and redemption price of each Fund's shares is equal to its net asset value per share or share price. Each Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities each Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                    Determination of net asset value (and the offering, sale, redemption and repurchase of shares) for a Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted (c) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


















          PAGE 32
                                      DIVIDENDS

                    Unless you elect otherwise, capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.



                                      TAX STATUS

                    Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

                    A portion of dividends paid by each Fund may be eligible for the dividends-received deduction for corporate shareholders. Capital gain distributions paid from these Funds are never eligible for the dividends-received deduction. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31), in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 in order to avoid a federal income tax.

                       At the time of your purchase, each Fund's net asset value may reflect undistributed income (Growth Fund only), capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

          On March 31, 1995, the books of the Income Fund indicated that the Fund's aggregate net assets included realized capital gains of $168,278 and unrealized depreciation of $5,202,781. On March 31, 1995, the books of the Growth Fund indicated that the Fund's aggregate net assets included undistributed net income of $2,071,723, net realized capital gains of $2,169,129, and unrealized appreciation of $56,366,390.

                    If, in any taxable year, either Fund should not qualify as a regulated investment company under the Code:
          (i) the Fund would be taxed at normal corporate rates on the













          PAGE 33
          entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders, and
          (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and would qualify for the 70% deduction for dividends received by corporations.


          Taxation of Foreign Shareholders

                    The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.


                                  YIELD INFORMATION


          Income Fund

                    From time to time, the Income Fund may advertise a yield figure calculated in the following manner:

                    An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the Securities and Exchange Commission. The income factors are then totalled for all securities in the portfolio. Next, expenses of the Fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

                       The yield of the Fund calculated under the above-described method for the month ended March 31, 1995 was 6.88%.














          PAGE 34

                                INVESTMENT PERFORMANCE

          Total Return Performance

                    Each Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return of the Fund over any other period of time will vary from the average.

          Income Fund

                       Cumulative Performance Percentage Change


                                       1 Year    3 Years Since Inception
                                        Ended     Ended    6/29/90 to
                                      12/31/94+ 12/31/94   12/31/94++
                                      _________ ________ _______________

          Income Fund                    -1.94%    18.82%     45.93%
          90-day Treasury Bill            4.33     11.27      21.75
          Lehman Brothers Govt./Corp.
            Bond Index                   -3.51     15.26      41.51
          Lipper Flexible Income         -3.69     17.98      43.49
          CPI                             2.67      8.56      15.24


                       Average Annual Compound Rates of Return

                                       1 Year     3 Years  Since Inception
                                        Ended      Ended     6/29/90 to
                                      12/31/94+  12/31/94    12/31/94++
                                      _________  ________  _______________

          Income Fund                   -1.94%      5.92%      8.75%
          90-day Treasury Bill           4.33       3.62       4.46
          Lehman Brothers Govt./Corp.
            Bond Index                  -3.51       4.85       8.01
          Lipper Flexible Income        -3.69       5.67       8.34
          CPI                            2.95       2.87       3.26














          PAGE 35
          + If you invested $1,000 at the beginning of 1994, the total return on 12/31/94 would be $980.60 ($1,000 x -1.94%).
          ++ Assumes purchase of one share of the Income Fund at the inception price of $10.00 on 6/29/90.

          Growth Fund

                       Cumulative Performance Percentage Change


                                       1 Year    3 Years Since Inception
                                        Ended     Ended    6/29/90 to
                                     12/31/94+  12/31/94   12/31/94++
                                     _________ ________ _______________

          Growth Fund                    1.40%    31.55%      53.61%
          S & P 500                      1.35     20.06       47.23
          Lipper Growth and Income
            Fund Index                  -0.72     26.59       50.06
          Wilshire 5000                 -0.06     21.18       49.93
          CPI                            2.67      8.56       15.24

                       Average Annual Compound Rates of Return


                                       1 Year    3 Years Since Inception
                                        Ended     Ended    6/29/90 to
                                     12/31/94+  12/31/94   12/31/94++
                                     _________ ________ _______________

          Growth Fund                    1.40%     9.57%      10.00%
          S & P 500                      1.35      6.29        8.97
          Lipper Growth and Income
            Fund Index                  -0.72      8.18        9.44
          Wilshire 5000                 -0.06      6.61        9.41
          CPI                            2.67      2.77        3.20

          +   If you invested $1,000 at the beginning of 1994, the total return on 12/31/94 would be $1,014 ($1,000 x 1.40%).
          ++ Assumes purchase of one share of the Growth Fund at the inception price of $10.00 on 6/29/90. Over this time, stock prices in general have risen.

                    From time to time, in reports and promotional literature: (1) the Fund's total return performance or P/E ratio may be compared to any one or combination of the following: (i) the Standard & Poor's 500 Stock Index and Dow Jones Industrial Average so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the stock market in general; (ii) other groups of mutual funds, including T. Rowe Price Funds tracked by: (A) Lipper Analytical Services, a widely used independent research firm which rates mutual funds by overall performance, investment













          PAGE 36
          objectives, and assets; (B) Morningstar, Inc. another widely used independent research firm which ranks mutual funds; or (C) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's, which provide similar information;
          (iii) indices of stocks comparable to those in which the Fund invests; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (3) other government statistics such as GNP, and net import and export figures derived from governmental publications,

          e.g. The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (5) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general, may be illustrated by graphs, charts, etc. where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (6) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g. S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector. The Income Fund may also compare its performance or yield to a variety of fixed income investments (e.g., repos, CDs, Treasury bills) and other measures of performance set forth in financial publications maintained by persons such as the Donoghue Organization, Merrill Lynch, Pierce Fenner & Smith, Inc., Salomon Brothers, Inc. etc. In connection with (5) above, information derived from the following chart may be used:

                              IRA Versus Taxable Return

          Assuming 9% annual rate of return, $2,000 annual contribution and 28% tax bracket.


                     Year              Taxable          Tax Deferred

                      10              $ 28,700            $ 33,100
                      15                51,400              64,000
                      20                82,500             111,500
                      25               125,100             184,600
                      30               183,300             297,200
















          PAGE 37
          IRAs

                      An IRA is a long-term investment whose objective is to accumulate personal savings for retirement. Due to the long-term nature of the investment, even slight differences in performance will result in significantly different assets at retirement. Mutual funds, with their diversity of choice, can be used for IRA investments. Generally, individuals may need to adjust their underlying IRA investments as their time to retirement and tolerance for risk changes.

                      As shown in the pyramid below, with Social Security and pensions providing only 38% of the total, the foundation of income for today's retirees is personal investments.

          Source: Social Security Administration. For retirees with at least $28,714 in annual income in 1990.

          Other Features and Benefits

                      The Fund is a member of the T. Rowe Price Family of Funds and may help investors achieve various long-term investment goals, such as investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the

          Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or T. Rowe Price Investment Services, Inc. may be made available. These currently include: the Asset Mix Worksheet which is designed to show shareholders how to reduce their investment risk by developing a diversified investment plan; the College Planning Guide which discusses various aspects of financial planning to meet college expenses and assists parents in projecting the costs of a college education for their children; the Retirement Planning Kit (also available in a PC version) includes a detailed workbook to determine how much money you may need for retirement and suggests how you might invest to achieve your objectives; and the Retirees Financial Guide which includes a detailed workbook to determine how much money you can afford to spend and still preserve your purchasing power and suggests how you might invest to reach your goal. From time to time, other worksheets and guides may be made available as well. Of course, an investment in the Fund cannot guarantee that such goals will be met. Personal Strategy Planner simplifies investment decision making by helping investors define personal financial goals, establish length of time the investor intends to invest, determine risk "comfort zone" and select diversified investment mix.














          PAGE 38
                      To assist investors in understanding the different returns and risk characteristics of various investments, the aforementioned guides will include presentation of historical returns of various investments using published indices. An example of this is shown below.

                     Historical Returns for Different Investments

          Annualized returns for periods ended 12/31/94


                                    50 years   20 years  10 years 5 years

          Small-Company Stocks        14.4%      20.3%     11.1%    11.8%

          Large-Company Stocks        11.9       14.6      14.4      8.7

          Foreign Stocks               N/A       16.3      17.9      1.8

          Long-Term Corporate Bonds    5.3       10.0      11.6      8.4

          Intermediate-Term U.S.
            Gov't. Bonds               5.6        9.3       9.4      7.5

          Treasury Bills               4.7        7.3       5.8      4.7


          U.S. Inflation               4.5        5.5       3.6      3.5


          Sources: Ibbotson Associates, Morgan Stanley. Foreign stocks reflect performance of The Morgan Stanley Capital International EAFE Index, which includes some 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. This chart is for illustrative purposes only and should not be considered as performance for, or the annualized return of, any T. Rowe Price Fund. Past performance does not guarantee future results.

             Also included will be various portfolios demonstrating how these historical indices would have performed in various combinations over a specified time period in terms of return. An example of this is shown below.





















          PAGE 39
                        Performance of Retirement Portfolios*


                      Asset Mix      Average Annualized           Value
                                      Returns 20 Years              of
                                       Ended 12/31/94            $10,000
                                                                Investment
                                                               After Period
                _____________________
                                   ______________________      ____________


                                       Nominal   Real   Best Worst
          PortfolioGrowth Income Safety Return Return** Year  Year

          I.   Low
               Risk  40%   40%    20%   12.4%    6.9%   24.9% 0.1%$ 92,515

          II.  Moderate
               Risk  60%   30%    10%   13.5%    8.1%   29.1%-1.8%$118,217

          III. High
               Risk  80%   20%     0%   14.5%    9.1%   33.4%-5.2%$149,200

          Source: T. Rowe Price Associates; data supplied by Lehman Brothers, Wilshire Associates, and Ibbotson Associates.


          * Based on actual performance for the 20 years ended 1993 of stocks (85% Wilshire 5000 and 15% Europe, Australia, Far East [EAFE] Index), bonds (Lehman Brothers Aggregate Bond Index from 1976-94 and Lehman Brothers Government/Corporate Bond Index from 1975), and 30-day Treasury bills from January 1975 through December 1994. Past performance does not guarantee future results. Figures include changes in principal value and reinvested dividends and assume the same asset mix is maintained each year. This exhibit is for illustrative purposes only and is not representative of the performance of any T. Rowe Price fund.
          ** Based on inflation rate of 5.5% for the 20-year period ended 12/31/94.


          Insights

              From time to time, Insights, a T. Rowe Price publication of reports on specific investment topics and strategies, may be included in the Fund's fulfillment kit. Such reports may include information concerning: calculating taxable gains and losses on mutual fund transactions, coping with stock market volatility, benefiting from dollar cost averaging, understanding international markets, investing in high-yield "junk" bonds, growth stock investing, conservative stock investing, value













          PAGE 40
          investing, investing in small companies, tax-free investing, fixed income investing, investing in mortgage-backed securities, as well as other topics and strategies.


                                    CAPITAL STOCK

                    The Articles of Incorporation of Spectrum Fund currently establish two series (i.e., the Income Fund and the

          Growth Fund), each of which represents a separate class of the Corporation's shares and has different objectives and investment policies. The Articles of Incorporation also provide that the Board of Directors may issue additional series of shares. However, Spectrum Fund will not offer any additional series without first filing an amended application for and being granted further exemptive relief under Section 6(c) of the 1940 Act. Each share of each Fund represents an equal proportionate share in that Fund, with each other share, and is entitled to such dividends and distributions of income belonging to that Fund as are declared by the Directors. In the event of the liquidation of a Fund, each share is entitled to a pro rata share of the net assets of that Fund.

                    The Funds' Charter authorizes the Board of Directors

          to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Funds have authorized to issue without shareholder approval.

                    Each share of each series has equal voting rights with every other share of every other series, and all shares of all series vote as a single group except where a separate vote of any class or series is required by the Investment Company Act of 1940, the laws of the State of Maryland, the Funds' Articles of














          PAGE 41
          Incorporation, the By-Laws of the Corporation, or as the Board of Directors may determine in its sole discretion. Where a separate vote is required with respect to one or more classes or series, then the shares of all other classes or series vote as a single class or series, provided that, as to any matter which does not affect the interest of a particular class or series, only the holders of shares of the one or more affected classes or series is entitled to vote. The preferences, rights, and other characteristics attaching to any series of shares, including the present series of capital stock, might be altered or eliminated, or the series might be combined with another series, by action approved by the vote of the holders of a majority of all the shares of all series entitled to be voted on the proposal, without any additional right to vote as a series by the holders of the capital stock or of another affected series.

                    Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor
          directors.   Voting rights are not cumulative, so that the
          holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Funds, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporation, a special meeting of shareholders of the Corporation shall be called by the Secretary of the Corporation on the written request of shareholders entitled to cast at least 10% of all the votes of the Corporation, entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Corporation the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporation, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporation to the extent required by Section 16(c) of the 1940 Act.


                       FEDERAL AND STATE REGISTRATION OF SHARES

                    The Funds' shares are registered for sale under the Securities Act of 1933 and the Funds or their shares are













          PAGE 42
          registered under the laws of all states which require registration, as well as the District of Columbia and Puerto Rico.


                                    LEGAL COUNSEL

                    Shereff, Friedman, Hoffman & Goodman LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to the Funds.


                               INDEPENDENT ACCOUNTANTS

                    Price Waterhouse LLP, 7 St. Paul Street, Suite 1700, Baltimore, Maryland 21202, are independent accountants to the Funds. The financial statements of each Fund for the year ended December 31, 1994, and the report of independent accountants are included in the Funds' Annual Report for the year ended December 31, 1994 on pages 7-13. A copy of the Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in the Annual Report for the year ended December 31, 1994, are incorporated into this Statement of Additional

          Information by reference:

                                                            Annual
                                                          Report Page
                                                         _____________

               Report of Independent Accountants              13
               Statement of Net Assets, December 31, 1994 7 Statement of Operations, year ended
                  December 31, 1994                            8
               Statement of Changes in Net Assets, years ended
                  December 31, 1994 and December 31, 1993      9
               Notes to Financial Statements,

                  December 31, 1994                           10
               Financial Highlights                          11-12